SCHEDULE 14A

                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement             |_|  Soliciting Material under Rule
|_|  Confidential, for Use of the                 14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials

                              CH ENERGY GROUP, INC
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.

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|_|   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

                              CH ENERGY GROUP, INC.

                                284 SOUTH AVENUE

                        POUGHKEEPSIE, NEW YORK 12601-4879

                                                                   March 1, 2007

To the Holders of Shares of Common Stock:

      I am pleased to invite you to the 2007 Annual Meeting of Shareholders of CH Energy Group, Inc. (the "Corporation").

      The Annual Meeting of Shareholders will be held at the Corporation's office in Poughkeepsie, New York on Tuesday, April 24, 2007, at 10:30 AM. A Notice of the Annual Meeting of Shareholders and the Proxy Statement are attached.

      We request that you mark, sign, date, and mail the enclosed proxy promptly. Prompt return of your voted proxy will reduce the cost of further mailings. As an alternative to returning your proxy by mail, you can also vote your shares by proxy by calling the toll-free number on your proxy or by using the Internet at WWW.COMPUTERSHARE.COM/EXPRESSVOTE. Both methods of voting are available twenty-four hours a day, seven days a week, and will be accessible until 12:01 AM on April 16, 2007. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.

      The response from our shareholders in the past to annual proxy statements has been outstanding, and this year we are once again looking forward to receiving your proxy.

      You are cordially invited to attend the Annual Meeting of Shareholders in person. It is always a pleasure for me and the other members of the Board of Directors to meet with our shareholders. We look forward to greeting as many of you as possible at the meeting.

                                                Steven V. Lant
                                                CHAIRMAN OF THE BOARD, PRESIDENT
                                                AND CHIEF EXECUTIVE OFFICER

                              CH ENERGY GROUP, INC.
                                284 SOUTH AVENUE
                        POUGHKEEPSIE, NEW YORK 12601-4879

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

To the Holders of Shares of Common Stock:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CH Energy Group, Inc. (the "Corporation") will be held:

TIME .......................   10:30 AM on Tuesday, April 24, 2007

PLACE ......................   Office of the Corporation
                               284 South Avenue
                               Poughkeepsie, New York 12601-4879

ITEMS OF BUSINESS ..........   (1) To elect two Directors, each to serve for a
                               three-year term expiring in 2010;

                               and

                               (2) To act upon any other matters that may properly come before the meeting.

RECORD DATE ................   HOLDERS OF RECORD OF SHARES OF COMMON STOCK ON
                               THE CLOSE OF BUSINESS ON MARCH 1, 2007, ARE
                               ENTITLED TO VOTE AT THE MEETING.

ANNUAL REPORT ..............   The Annual Report to Shareholders, as combined
                               with the Corporation's Annual Report on Form 10-K filed with the Securities and Exchange
                               Commission, is enclosed.

PROXY VOTING ...............   It is important that your shares be represented
                               and voted at the Annual Meeting of Shareholders.
                               Please MARK, SIGN, DATE, AND RETURN PROMPTLY the enclosed proxy in the postage-paid envelope furnished for that purpose. As an alternative to returning your proxy by mail, you can also vote your shares by proxy by calling the toll-free number on your proxy or by using the Internet at WWW.COMPUTERSHARE.COM/EXPRESSVOTE. Both Internet and telephone voting are available twenty-four hours a day, seven days a week, and will be accessible until 12:01 AM on April 16, 2007. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting. Any proxy may be revoked in the manner described in the accompanying proxy statement at any time prior to its exercise at the meeting.

                                             By Order of the Board of Directors,

                                                             Lincoln E. Bleveans
                                                             CORPORATE SECRETARY

March 1, 2007

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

PROXY STATEMENT ..........................................................     1

CURRENT DIRECTORS, CLASSES, AND TERMS OF OFFICE ..........................     4

ELECTION OF DIRECTORS ....................................................     4

GOVERNANCE OF THE CORPORATION ............................................     8

REPORT OF THE AUDIT COMMITTEE ............................................    14

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS .............................    16

STOCK EQUIVALENTS OWNERSHIP OF DIRECTORS .................................    17

INSURANCE ................................................................    18

EXECUTIVE COMPENSATION ...................................................    18

COMPENSATION COMMITTEE REPORT ............................................    26

OTHER MATTERS ............................................................    49

                                 PROXY STATEMENT

      The enclosed proxy is being solicited by the Board of Directors of CH Energy Group, Inc. (the "Corporation") for use in connection with the Corporation's Annual Meeting of Shareholders to be held on April 24, 2007 (the "Annual Meeting"), at the offices of the Corporation, 284 South Avenue, Poughkeepsie, New York 12601-4879.

      This proxy statement and enclosed proxy are being sent to the Corporation's shareholders on or about March 1, 2007. The mailing address of the principal executive office of the Corporation is 284 South Avenue, Poughkeepsie, New York 12601-4879.

      The  Corporation  is the holding  company  parent of Central  Hudson Gas &
Electric   Corporation   ("Central   Hudson")  and  Central  Hudson  Enterprises
Corporation ("CHEC"), and their respective subsidiaries.

SHAREHOLDERS ENTITLED TO VOTE

      The record of shareholders entitled to notice of, and to vote at, the Annual Meeting was taken at the close of business on March 1, 2007. At that date, there were 15,762,000 shares of common stock ($0.10 par value) of the Corporation ("Common Stock") outstanding. Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at the Annual Meeting.

PROXIES

HOW YOU CAN VOTE

      Shareholders  of record can give a proxy to be voted at the Annual Meeting
(i) by telephone, (ii) electronically, using the Internet, at WWW.COMPUTERSHARE.COM/EXPRESSVOTE, or (iii) by mail. Shareholders who hold their shares in "street name" must vote their shares in the manner prescribed by their brokers.

      The telephone and Internet voting procedures have been set up for shareholder convenience and have been designed to authenticate shareholder identity, to allow shareholders to give voting instructions, and to confirm that those instructions have been recorded properly. If shareholders of record wish to vote by proxy, by telephone, or by using the Internet, please refer to the specific instructions set forth on the enclosed proxy. If shareholders wish to vote using a paper format and return their signed proxy before the Annual Meeting, their shares will be voted as directed.

      Whether shareholders choose to vote by telephone, electronically using the Internet, or by mail, each proxy will be voted in accordance with the shareholder's instructions with respect to the election of Directors.

      IF SHAREHOLDERS DO NOT SPECIFY ON THEIR PROXY (OR WHEN GIVING THEIR PROXY BY TELEPHONE OR BY USING THE INTERNET) HOW THEY WANT TO VOTE THEIR SHARES, IT IS THE INTENTION OF THE PERSONS NAMED ON THE PROXY TO VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AS SET FORTH UNDER "ELECTION OF DIRECTORS."

      ABSTENTIONS AND BROKER NON-VOTES ARE VOTED NEITHER "FOR" NOR "AGAINST" AND HAVE NO EFFECT ON THE VOTE BUT ARE COUNTED IN THE DETERMINATION OF A QUORUM.

REVOCATION OF PROXIES

      A shareholder may revoke his or her proxy, at any time before it is exercised, in any of three ways:

      (a)   by  submitting   written  notice  of  revocation  to  the  Corporate
            Secretary;

      (b) by submitting another proxy by telephone, electronically, using the Internet at WWW.COMPUTERSHARE.COM/EXPRESSVOTE, or by mail that is later dated and (if by mail) that is properly signed; or

      (c)   by voting in person at the Annual Meeting.

COST OF PROXY SOLICITATION

      The cost of preparing, printing, and mailing the notice of meeting, proxy statement, proxy, and annual report will be borne by the Corporation. Proxy solicitation other than by use of the mail may be made by regular employees of the Corporation by telephone and personal solicitation. Banks, brokerage houses, custodians, nominees, and fiduciaries are requested to forward soliciting material to their principal(s) and to obtain authorization for the execution of proxies, and may be reimbursed for their out-of-pocket expenses incurred in that connection. In addition, the Corporation has retained D. F. King & Co., Inc. of New York, New York, a proxy solicitation organization, to assist in the solicitation of proxies. The fee of such organization in connection therewith is estimated to be $7,500, plus reasonable out-of-pocket expenses.

SHAREHOLDER AND INTERESTED PARTY COMMUNICATIONS

      Highlights of the 2007 Annual Meeting of Shareholders will be published on the Corporation's Internet site at WWW.CHENERGYGROUP.COM and in the Corporation's May 2007 Report to Shareholders. The text of the remarks of the Chairman of the Board, President and Chief Executive Officer at the Annual Meeting will also be published on the same Internet site.

      Shareholders may obtain information relating to financial and statistical reports of the Corporation and information relating to their own share ownership by contacting the Corporation's Director of Shareholder Relations at 845-486-5383 or by writing to the Director of Shareholder Relations at 284 South Avenue, Poughkeepsie, New York 12601-4879.

      Shareholder communications related to any aspect of the Corporation's business are also welcome. Space for comments is provided on the proxy given to shareholders of record.

      Shareholders may also submit written communications to the Corporation in care of the Corporate Secretary at 284 South Avenue, Poughkeepsie, New York 12601-4879. Although all communications may not be answered on an individual basis, they do assist the Directors and management in addressing the needs of shareholders.

      Each such communication received by the Corporate Secretary from a shareholder is reviewed by him to determine how it should be handled. Not all communications from shareholders are communicated directly to the Board of Directors.

      If the subject matter of a communication from a shareholder is a concern or complaint regarding the accuracy or integrity of the Corporation's accounting, auditing, or financial reporting, the Corporate Secretary follows the procedures established by the Board of Directors for "Receiving and Handling Concerns or Complaints Regarding Accounting, Auditing or Financial Reporting." These procedures, set forth in Section IV of the Corporation's Code of Business Conduct and Ethics, which is available on the Corporation's Internet site at WWW.CHENERGYGROUP.COM, are as follows:

                  The Audit  Committee  of the Board of  Directors  of CH Energy
            Group, Inc. has established the following procedures for persons to follow in order to communicate concerns or complaints to the Company about the accuracy and integrity of the Company's accounting, auditing and financial reporting. All persons are encouraged to submit good faith concerns and complaints without fear of retaliation of any kind. The Company will not discharge, demote, suspend, threaten, harass or in any other manner discriminate against any employee in the terms and condition of his or her employment because the employee has raised good faith concerns or complaints in accordance with these procedures. If an employee wishes to do so, he or she may communicate concerns anonymously in accordance with paragraph (ii) below.

            (I) SUBMISSION OF CONCERNS AND COMPLAINTS

                  Any person may submit a concern or complaint about accounting, internal accounting controls or auditing matters by bringing the matter directly to the attention of:

                   Joseph B. Koczko, Esq.; Thompson Hine LLP;
          335 Madison Avenue; 12th Floor; New York, New York 10017-4611
                     Phone: 212-344-5680; Fax: 212-344-6101
                      Email: Joseph.Koczko@ThompsonHine.com

            (II) ANONYMOUS SUBMISSIONS BY EMPLOYEES

                  If an  employee  wishes to submit a  concern  on an  anonymous basis regarding questionable accounting or auditing matters, he or she may do so by communicating in writing with Mr. Koczko at the above address. This writing should include sufficient information and specificity to allow the Company to review the subject matter.

            (III) TREATMENT OF CONCERNS AND COMPLAINTS

                  Upon  receipt  of a concern  or  complaint,  Mr.  Koczko  will communicate the concern or complaint to General Counsel, John E. Gould, Esq., and he and Mr. Gould will consult with the Chairman of the Audit Committee regarding the concern or complaint. Subject to the authority of the Audit Committee, the Chairman of the Audit
            Committee, in consultation with Mr. Koczko and Mr. Gould, will determine how the concern or complaint should be evaluated and, if necessary, investigated by Mr. Koczko, by Mr. Gould, or by such other persons as may be appropriate. Prompt and corrective action will be taken when and as warranted in the judgment of the Audit Committee. The Company will make every effort to maintain, within the limits allowed by law and consistent with the need to conduct an adequate review, the confidentiality of anyone submitting a concern or complaint.

            (IV) RETENTION OF INFORMATION

                  Mr.  Koczko  shall  maintain  a  file  at  Thompson  Hine  LLP regarding each submission of a concern or complaint. The file shall contain the original document(s) with respect to the submission of the concern or complaint, together with other documents and records regarding the evaluation, investigation and resolution of the matter.

            (V) QUARTERLY REPORTING TO THE AUDIT COMMITTEE

                  The Chairman of the Audit Committee shall report  quarterly to the Audit Committee with respect to the status of all pending submissions of concerns or complaints concerning matters covered by these procedures. Copies of each file will be maintained in accordance with the Company's document retention policy. In addition, Mr. Koczko shall prepare and maintain a written log listing each submission by date and setting forth a brief written description regarding the substance of the matter. A copy of this log shall be provided to the Chairman of the Audit Committee and the General Counsel on a quarterly basis.

      A shareholder may send a written communication to the Board of Directors or to specific individual Directors by addressing the communication to the Board of Directors or to an individual Director and submitting the communication to the Corporation in care of the Corporate Secretary at 284 South Avenue, Poughkeepsie, New York 12601-4879.

      The Lead Independent Director of the Board of Directors, E. Michel Kruse, is an independent Director and has been designated by the Board to preside at the executive sessions of the independent Directors. If interested parties wish to make a concern known to the independent Directors, they may do so in a writing addressed to the Lead Independent Director and submitted in accordance with the procedures established by the Board of Directors for "Receiving and Handling Concerns or Complaints Regarding Accounting, Auditing or Financial Reporting." These procedures are set forth in Section IV of the Corporation's Code of Business Conduct and Ethics, which is available on the Corporation's Internet site at WWW.CHENERGYGROUP.COM, and are also set forth above. Each such writing submitted in accordance with these procedures will be communicated directly to Mr. Kruse.

SHAREHOLDER PROPOSALS

      A shareholder who would like to have a proposal included in the Corporation's 2008 Proxy Statement must submit the proposal so that the Corporate Secretary receives it no later than November 10, 2007. The rules of the Securities and Exchange Commission ("SEC") contain procedures governing shareholder proposals that may be included in a proxy statement. In addition, the Corporation's By-laws must be followed.

      The By-laws require any shareholder wishing to make a nomination for Director or to introduce a proposal or other business at the Corporation's 2008 Annual Meeting of Shareholders to give the Corporation advance written notice thereof no earlier than January 26, 2008, and no later than February 25, 2008.

      A copy of the Corporation's By-laws may be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879.

                 CURRENT DIRECTORS, CLASSES, AND TERMS OF OFFICE

      The Corporation's Restated Certificate of Incorporation and By-laws require that the Board of Directors be divided into three classes as nearly equal in number as possible with staggered terms so that, at each Annual Meeting of Shareholders, one class of Directors will stand for election to a three-year term. The Directors currently in classes are listed below and their respective terms of office expire as of the Annual Meeting of Shareholders in the years listed below:

                                 CLASS I - 2007
                                 --------------
                             Edward F. X. Gallagher
                                 Steven V. Lant
                                Jeffrey D. Tranen

                                 CLASS II - 2008
                                 ---------------
                               Margarita K. Dilley
                                Steven M. Fetter
                                Stanley J. Grubel

                                CLASS III - 2009
                                ----------------
                                Manuel J. Iraola
                                 E. Michel Kruse
                               Ernest R. Verebelyi

      Edward F. X. Gallagher, a Class I Director, will not be standing for reelection at the Annual Meeting as he has reached the age at which the Corporation's By-laws provide that he may not stand for reelection. The Board has decided not to replace Mr. Gallagher at this time. Thus, the size of the Board will be decreased by one Director to a total of eight Directors.

      The nominees for these Directorship positions are set forth below. Although the Board of Directors does not contemplate that the nominees will be unable to serve, should such a situation arise prior to the Annual Meeting, the proxies will be voted in accordance with the best judgment of the persons acting thereunder.

                              ELECTION OF DIRECTORS

      The Board of Directors proposes the following nominees to be elected to the Board of Directors at the Annual Meeting, their terms to expire at the Annual Meeting of Shareholders in the year noted below or until a successor is elected and qualified. The Board of Directors recommends a vote in favor of each such nominee:

                                 CLASS I - 2010
                                 --------------
                                 Steven V. Lant
                                Jeffrey D. Tranen

VOTE REQUIRED FOR ELECTION OF DIRECTORS

      The nominees for Director receiving a plurality of the votes cast at the Annual Meeting in person or by proxy shall be elected. Abstentions and broker non-votes are voted neither "FOR" nor "AGAINST" and have no effect on the vote but are counted in the determination of a quorum.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
                        VOTE "FOR" EACH OF THE NOMINEES.

NOMINEES AND OTHER DIRECTORS

      The following table sets forth (i) the name and age of each nominee and of each Director of the Corporation whose term of office continues after the Annual Meeting, (ii) the principal occupation and employment of each person during the past five years, (iii) positions and offices with the Corporation held by each person, and (iv) the period during which each has served as a Director of the Corporation. Each nominee is currently serving as a Director of the Corporation.

                                      PRINCIPAL OCCUPATION AND BUSINESS                                             PERIOD OF
                                         EXPERIENCE DURING THE PAST              POSITIONS OR OFFICES WITH         SERVICE AS
NAME AND AGE                                   FIVE YEARS (1)                         THE CORPORATION            DIRECTOR BEGAN
------------                          ---------------------------------          -------------------------       --------------
                                    NOMINEES FOR ELECTION AS CLASS I DIRECTORS SERVING FOR A TERM EXPIRING IN 2007

Steven V. Lant ..............       Present positions since 2004;                Chairman, President and              2002
   49                                 President and Chief Executive                Chief Executive Officer of
                                      Officer of the Corporation,                  the Corporation; Chairman
[PHOTO OMITTED]                       2003-2004; Chief Operating                   and Chief Executive
                                      Officer and Chief Financial                  Officer of Central Hudson;
                                      Officer of the Corporation,                  Chairman, President and
                                      2002-2003; Chief Financial                   Chief Executive Officer
                                      Officer of the Corporation, of               of CHEC; Director of
                                      Central Hudson, and of Central               the Corporation, of
                                      Hudson Energy Services, Inc.,                Central Hudson, and
                                      2001-2002                                    of CHEC
                                             Poughkeepsie, NY

Jeffrey D. Tranen ...........       Senior Managing Director, Lexecon            Director                             2004
   60                                 (an FTI Company), a consulting
                                      firm, 2000-present; Director,
[PHOTO OMITTED]                       Doble Engineering Company;
                                      Director, Oglethorpe Power
                                      Corporation, 2000-2004;
                                      Director, Earthfirst Technologies
                                      Incorporated, 2001-2002;
                                      President and Chief Operating
                                      Officer, Sithe Northeast Inc.,
                                      1999-2000; President and Chief
                                      Executive Officer, California
                                      Independent System Operator,
                                      1997-1999; President, New
                                      England Power Company,
                                      1993-1997
                                                New York, NY

                                      PRINCIPAL OCCUPATION AND BUSINESS                                             PERIOD OF
                                         EXPERIENCE DURING THE PAST              POSITIONS OR OFFICES WITH         SERVICE AS
NAME AND AGE                                   FIVE YEARS (1)                         THE CORPORATION            DIRECTOR BEGAN
------------                          ---------------------------------          -------------------------       --------------
                                    INCUMBENT CLASS II DIRECTORS SERVING FOR A TERM EXPIRING IN 2008

Margarita K. Dilley .........       Consultant; Vice President, Chief            Director; Chair of the               2004
   49                                 Financial Officer, and Director              Audit Committee of the
                                      of Astrolink International LLC,              Board of Directors
[PHOTO OMITTED]                       1998-2004; Director of Strategy
                                      & Corporate Development and
                                      Treasurer of INTELSAT, 1992-
                                      1998; Treasurer, Comsat
                                      Corporation, 1987-1992
                                               Washington, DC

Steven M. Fetter ............       President, Regulation UnFettered,            Director; Chair of the               2002
   54                                 a consulting firm, 2002-present;             Governance and
                                      Board member and former                      Nominating Committee
[PHOTO OMITTED]                       Chairman of the National                     of the Board of Directors
                                      Regulatory Research Institute
                                      (at Ohio State University);
                                      Group Head and Managing
                                      Director, Global Power Group,
                                      FitchRatings, 1998-2002;
                                      Chairman and Commissioner
                                      of the Michigan Public Service
                                      Commission, 1987-1993;
                                      Acting Associate Deputy Under
                                      Secretary of Labor, U.S.
                                      Department of Labor, 1987
                                                Henderson, NV

Stanley J. Grubel ...........       Consultant; Director, Asyst                  Director; Chair of                   1999
   64                                 Technologies, Inc.; Vice                     the Compensation
                                      President and General Manager,               Committee of the
[PHOTO OMITTED]                       Philips Semiconductor                        Board of Directors
                                      Manufacturing, Inc., 2000-2001;
                                      Chief Executive Officer, MiCRUS,
                                      1995-2000
                                                Irvington, NY

                                      PRINCIPAL OCCUPATION AND BUSINESS                                             PERIOD OF
                                         EXPERIENCE DURING THE PAST              POSITIONS OR OFFICES WITH         SERVICE AS
NAME AND AGE                                   FIVE YEARS (1)                         THE CORPORATION            DIRECTOR BEGAN
------------                          ---------------------------------          -------------------------       --------------
                                    INCUMBENT CLASS III DIRECTORS SERVING FOR A TERM EXPIRING IN 2009

Manuel J. Iraola ............       Chairman, President and Chief                Director                             2006
   58                                 Executive Officer, The Aloaris
                                      Group, a consulting and
[PHOTO OMITTED]                       investment firm, 2002-present;
                                      Chairman and Chief Executive
                                      Officer, Homexperts, Inc. (d/b/a
                                      Homekeys), a real estate services
                                      company, 2005-present; Director,
                                      Schweitzer-Mauduit International,
                                      Inc., 2005-present; President,
                                      Phelps Dodge Industries,
                                      1995-2002
                                              Coral Gables, FL

E. Michel Kruse .............       Retired; Chairman and Senior                 Director; Lead Independent           2002
   62                                 Advisor - Financial Institutions             Director; Chair of the
                                      Group of UBS Warburg, 2000-2002;             Strategy and Finance
[PHOTO OMITTED]                       Chief Executive of BHF- Bank AG,             Committee of the
                                      1997-1999; Chief Financial Officer           Board of Directors
                                      and Vice Chairman of the Board of
                                      The Chase Manhattan Corporation,
                                      1992-1996
                                                Greenwich, CT

Ernest R. Verebelyi .........       Retired; Non-executive Chairman,             Director                             2006
   59                                 2005-present, and Director, 2003-
                                      present, Columbus McKinnon
[PHOTO OMITTED]                       Corporation, an industrial
                                      manufacturing company; President-
                                      Americas, Terex Corporation, 2001-
                                      2002; President-Americas and
                                      Mining, Terex Corporation, 2001
                                            Ponte Vedra Beach, FL

----------
(1)   Based on information furnished to the Corporation as of December 31, 2006.

                          GOVERNANCE OF THE CORPORATION

      The Board of Directors has nine members. As of the Annual Meeting, the Board will have eight members as a result of the retirement of Edward F. X. Gallagher.

      During 2006, the Board of Directors held nine meetings and the Committees held a total of 24 meetings. No Director attended fewer than 75% of all of the Board meetings held in the last year. With the exception of Director Heinz K. Fridrich (who retired from the Board as of the 2006 Annual Meeting), no Director attended fewer than 75% of the total number of meetings held by all Committees of the Board on which any Director served. Mr. Fridrich served on the Audit Committee and the Governance and Nominating Committee until his retirement from the Board, and attended one of the two Audit Committee meetings and all of the Governance and Nominating Committee meetings held during that period. Other than Mr. Fridrich, all Directors serving on each of the Compensation Committee, the Governance and Nominating Committee, and the Strategy and Finance Committee attended all of their respective Committee meetings. The Directors serving on the Audit Committee attended more than 75% of their respective Committee meetings.

      The Board of Directors has adopted statements of governance principles set forth in a document entitled "Corporate Governance." Section I of this document sets forth the Corporation's statement of "Our Principles and Culture." Section II of this document sets forth the Corporation's statement of "Our Governance Guidelines." The entire document is available on the Corporation's Internet site at WWW.CHENERGYGROUP.COM. A copy of the Corporation's governance principles may also be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879.

DIRECTOR INDEPENDENCE

      The Board of Directors makes determinations regarding whether individual Directors are "independent" for purposes of applicable corporate governance rules promulgated by the SEC and New York Stock Exchange listing standards based on all relevant facts and circumstances. To be considered "independent" for purposes of the Director qualification standards, the Board must affirmatively determine that the Director has no material relationship with the Corporation, directly or as an officer, shareholder, or partner of an organization that has a relationship with the Corporation. The Board broadly considers all relevant facts and circumstances. In this connection, the Board applies the following standards:

      o     In no event will a Director be considered "independent" if:

            (A)   within the preceding three years:

                  (i)   the Director was employed by the Corporation;

                  (ii) any member of the Director's immediate family was employed by the Corporation as an executive officer;

                  (iii) the  Director  or any  member  of  his or her  immediate family received more than $100,000 during a twelve-month period in direct compensation from the Corporation (other than Director's fees and pension or other forms of deferred compensation for prior service with the Corporation); or

                  (iv) an executive officer of the Corporation was on the Compensation Committee of the Board of Directors of an entity that employed either the Director or any member of his or her immediate family as an executive officer; or

            (B)   (i)   the  Director  or any  member  of  his or her  immediate
                        family is a current partner of a firm that is the Corporation's internal or external auditor;

                  (ii)  the Director is a current employee of such a firm;

                  (iii) any member of the immediate  family of the Director is a current employee of such a firm and participates in the firm's audit, assurance, or tax compliance (but not tax planning) practice; or

                  (iv) the Director or any member of his or her immediate family was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Corporation's audit within that time; or

            (C) the Director is a current employee, or an immediate family member of the Director is a current executive officer, of an entity that has made payments to, or received payments from, the Corporation for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other entity's consolidated gross revenues.

      In addition, the following standards identify categories of relationships that will NOT be considered as material relationships that would impair a Director's independence:

      o Transactions between the Corporation and another entity with which a Director or a member of a Director's immediate family is affiliated
            --

                  (i) if the transactions occurred more than three years prior to the determination of independence, or

                  (ii) if the transactions occur in the ordinary course of business and are consistent with other arm's length transactions in which the Corporation has engaged with third parties, unless

                        (a) the Director is a current employee, executive officer, director, or owner of 5% or more of the voting stock of the other entity, or a member of the Director's immediate family is a current employee, executive officer, director, or owner of 5% or more of the voting stock of the other entity AND

                        (b) such transactions represent, in any of the last three fiscal years, more than the greater of $1 million or 2% of the other entity's consolidated gross revenues; and

      o     Discretionary   charitable   contributions  by  the  Corporation  to
            non-profit entities with which a Director or a member of the Director's immediate family is affiliated, if such contributions

                  (i)   occurred   more   than   three   years   prior   to  the
                        determination of independence, or

                  (ii) are consistent with the Corporation's philanthropic practices, unless

                        (a)   the  Director  or  family   member  is  a  current
                              executive officer, director, or trustee of the entity and

                        (b) the Corporation's contributions represent, in any of the last three fiscal years, more than the greater of $1 million or 2% of such entity's consolidated gross revenues.

      Annually, the Board will review all relationships between the Corporation and its Directors, including but not limited to commercial and charitable relationships, to determine whether Directors are independent under the standards described above. For relationships not qualifying as immaterial under the categorical standards listed above, the determination of whether the relationship is material, and therefore whether the Director is independent, shall be made by the Directors who satisfy the above independence guidelines. The Corporation will explain in its next proxy statement the basis for any Board determination that a relationship was not material despite the fact that it did not meet the categorical standards of immateriality set forth in the above guidelines.

      An Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board Committee, (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Corporation or any subsidiary thereof, provided that, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or (ii) be an affiliated person of the Corporation or any subsidiary thereof.

      As a result of its annual review, the Board has determined that all of the Directors are independent, with the exception of Steven V. Lant. Mr. Lant is not independent because he is an executive officer of the Corporation.

      Only independent Directors serve on the Corporation's Audit Committee, Governance and Nominating Committee, and Compensation Committee.

COMMITTEES OF THE BOARD OF DIRECTORS

      The  Corporation's  standing  Committees  are  the  Audit  Committee,  the
Compensation Committee, the Governance and Nominating Committee, and the Strategy and Finance Committee. These Committees are described below. Although permitted by the By-laws, the Board of Directors has not appointed an Executive Committee.

AUDIT COMMITTEE

      The members of the Audit Committee are Margarita K. Dilley, Steven M. Fetter, Edward F. X. Gallagher, Manuel J. Iraola, and Ernest R. Verebelyi. Ms. Dilley is the Chair of the Audit Committee. The Audit Committee met ten times in 2006.

      The Board of Directors has determined that these Committee members meet the New York Stock Exchange listing standards and the Corporation's categorical standards for independence.

      The Board of Directors has determined that Margarita K. Dilley meets the SEC criteria for an "audit committee financial expert" and the New York Stock Exchange standard of having accounting or related financial management expertise. Ms. Dilley's extensive background and experience includes serving as the Chief Financial Officer of Astrolink International LLC.

      The functions of the Audit Committee are to assist the Board of Directors in its oversight of (a) the accounting and financial reporting processes of the Corporation and (b) the auditing of the financial statements of the Corporation, and those functions are further discussed in the Report of the Audit Committee, which is set forth beginning on page 14 of this proxy statement.

      The Audit Committee operates under a written Charter which sets out the functions, responsibilities, and scope of authority of this Committee. A copy of the Charter is available on the Corporation's Internet site at WWW.CHENERGYGROUP.COM and may also be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879.

COMPENSATION COMMITTEE

      The members of the Compensation Committee are Stanley J. Grubel, Margarita
K. Dilley, Manuel J. Iraola, and Ernest R. Verebelyi. Mr. Grubel is the Chair of the Compensation Committee. The Compensation Committee met five times in 2006.

      The Board of Directors has determined that these Committee members meet the New York Stock Exchange listing standards and the Corporation's categorical standards for independence.

      The functions of the Compensation Committee are to (a) assist the Board of Directors in its oversight of (i) the executive compensation and benefits program of the Corporation, (ii) the compensation program for Directors of the Corporation, and (iii) succession planning for officer positions of the Corporation and (b) provide, in accordance with the rules of the SEC, an annual "Compensation Committee Report" for inclusion in the Company's annual proxy statement.

      For  additional   information   about  the  role  and  activities  of  the
Compensation Committee, please refer to the Executive Compensation section of this proxy statement at page 18.

      The Compensation Committee operates under a written Charter which sets out the functions, responsibilities, and scope of authority of this Committee. The Charter provides that the Committee may not delegate its authority. A copy of the Charter is available on the Corporation's Internet site at WWW.CHENERGYGROUP.COM and may also be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879.

GOVERNANCE AND NOMINATING COMMITTEE

      The members of the Governance and Nominating Committee are Steven M. Fetter, Jeffrey D. Tranen, and E. Michel Kruse. Mr. Fetter is the Chair of the Governance and Nominating Committee. The Governance and Nominating Committee met four times in 2006.

      The Board of Directors has determined that these Committee members meet the New York Stock Exchange listing standards and the Corporation's categorical standards for independence.

      The functions of the Governance and Nominating Committee are to assist the Board of Directors in (a) organizing itself to effectively carry out its responsibilities and (b) nominating for election to the Board persons who have experience, backgrounds, and skills appropriate for the current needs of the Corporation.

      The Governance and Nominating Committee operates under a written Charter which sets out the functions, responsibilities, and scope of authority of this Committee. A copy of the Charter is available on the Corporation's Internet site at WWW.CHENERGYGROUP.COM and may also be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879.

STRATEGY AND FINANCE COMMITTEE

      The members of the Strategy and Finance Committee are Edward F. X. Gallagher, Stanley J. Grubel, E. Michel Kruse, Steven V. Lant, and Jeffrey D. Tranen. Mr. Kruse is the Chair of the Strategy and Finance Committee. The Strategy and Finance Committee met five times in 2006.

      The functions of the Strategy and Finance Committee are to assist the Board of Directors in its oversight of the Corporation's strategic direction, business and financial planning, financing policies, and consistent implementation of business plans.

      The Strategy and Finance Committee operates under a written Charter which sets out the functions, responsibilities, and scope of authority of this Committee. A copy of the Charter is available on the Corporation's Internet site at WWW.CHENERGYGROUP.COM and may also be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879.

DIRECTOR NOMINATION PROCESS

      The Governance and Nominating Committee of the Board of Directors is responsible for identifying, evaluating, and recommending to the Board nominees for election as Directors of the Corporation.

      The Governance and Nominating Committee seeks to nominate persons for election to the Board of Directors who have experience, backgrounds, and skills appropriate for the current needs of the Corporation. In carrying out the nomination process, the Governance and Nominating Committee works to identify potential candidates and welcomes recommendations from other members of the Board, members of management, shareholders, and other interested persons. From time to time, the Governance and Nominating Committee also may retain a professional search firm to assist in identifying and evaluating candidates.

      On an annual basis, the Governance and Nominating Committee reviews the current size, composition, and organization of the Board and of its Committees, determines future needs, and makes recommendations to the Board as appropriate. The Governance and Nominating Committee evaluates Director candidates, including incumbent Directors, and seeks to recommend nominees who would strengthen the Board and fill needs for particular skills or attributes among the Directors. This evaluation is performed in the context of Board-approved "Criteria for Selecting New Directors" and of Sections 2, 3, 4, and 5 of the Corporation's Governance Guidelines. These Sections of the Governance Guidelines relate to the functions of the Board, the responsibilities and duties of Directors, the desired qualifications of Directors, and the requirement that a majority of Directors be independent in accordance with the Listed Company Manual of the New York Stock Exchange. The Corporation's "Criteria for Selecting New Directors" and its Governance Guidelines are available on the Corporation's Internet site at WWW.CHENERGYGROUP.COM and may also be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879. All potential candidates, including persons recommended by security holders, are evaluated in the same manner and according to the same standards.

      When the Governance and Nominating Committee identifies a candidate that merits in-depth consideration, the Committee invites the Chairman of the Board, President and Chief Executive Officer to assess the person's qualifications and to discuss his views about the person with the Committee; this assessment may involve the Chairman of the Board, President and Chief Executive Officer meeting with the person.

      When a candidate is identified by the Governance and Nominating Committee as a potential nominee for election as a new Director of the Corporation, at least two members of the Governance and Nominating Committee meet with the person in face-to-face interviews. Subsequently, the Governance and Nominating Committee meets to discuss and consider candidates' qualifications and then chooses, by majority vote of the Committee members, the persons it wishes to recommend to the Board as nominees for election as Directors of the Corporation.

      A shareholder wishing to recommend a person for consideration as a potential candidate for election to the Board of Directors may do so by sending a written communication to the Governance and Nominating Committee in care of the Corporate Secretary at 284 South Avenue, Poughkeepsie, New York 12601-4879. The submission to the Governance and Nominating Committee must include (a) a written statement signed by the potential candidate confirming that he or she wishes to be considered as a candidate and would be willing and able to serve as a Director if elected and (b) a writing signed by the shareholder that includes sufficient information and specificity to (i) enable the Governance and Nominating Committee to confirm the writer's status as a shareholder of the Corporation and (ii) allow the Governance and Nominating Committee to evaluate the potential candidate in the context of the Corporation's "Criteria for Selecting New Directors" and its Governance Guidelines.

BOARD MEMBER ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS

      Directors are expected to attend the Annual Meeting of Shareholders, and it is the practice of the Corporation to introduce each Director at the Annual Meeting of Shareholders.

      Each of the current members of the Corporation's Board of Directors attended the 2006 Annual Meeting of Shareholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Only independent Directors served on the Compensation Committee in 2006. Mr. Grubel served as the Chair of the Compensation Committee in 2006, and continues to serve as its Chair through the date of this proxy. Mr. Grubel, Ms. Dilley, and Mr. Tranen served on the Compensation Committee from January 1, 2006, until the Annual Meeting of the Corporation held on April 25, 2006. From April 26, 2006, through December 31, 2006, Mr. Grubel, Ms. Dilley, Mr. Iraola, and Mr. Verebelyi served as members of the Compensation Committee, and they continue to serve as members of the Compensation Committee through the date of this proxy. No Compensation Committee interlock relationships existed in 2006 for the Corporation or its subsidiary companies.

CODE OF BUSINESS CONDUCT AND ETHICS

      The Corporation has a Code of Business Conduct and Ethics that sets forth the commitment of the Corporation to conduct its business in accordance with the highest ethical standards and all applicable laws, rules, and regula-tions. The Code of Business Conduct and Ethics, adopted by the Board of Directors, states the guiding principles by which the Corporation operates and conducts its daily business with its shareholders, customers, suppliers, government authorities, and employees. These principles apply to all Directors, officers, and employees.

      Employees are encouraged to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct and Ethics.

      Section II of the Code of Business Conduct and Ethics,  in accordance with
Section 406 of the Sarbanes-Oxley Act of 2002, constitutes the Corporation's Code of Ethics for Senior Financial Officers. This section, in conjunction with the remainder of the Code of Business Conduct and Ethics, is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters. A copy of the Code of Business Conduct and Ethics is available on the Corporation's Internet site at WWW.CHENERGYGROUP.COM. The Corporation has also filed a copy of the Code of Business Conduct and Ethics with the SEC as an exhibit to the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003. A copy of the Corporation's Code of Business Conduct and Ethics may also be obtained free of charge by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879.

      If the Corporation's Board of Directors amends Section II of the Code of Business Conduct and Ethics or grants any waiver to Section II of the Code of Business Conduct and Ethics, which waiver relates to issues concerning actual or apparent conflicts of interest, disclosures in the Corporation's SEC filings or public communications, compliance with laws, rules, or regulations, or internal compliance with the Code of Business Conduct and Ethics within the Corporation, the Corporation will post such information on its Internet site at WWW.CHENERGYGROUP.COM.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

      The Board of Directors has adopted a written policy and written procedures for the review, approval, or ratification of transactions involving the Corporation and "related persons" (I.E., Directors and their immediate family members, executive officers and their immediate family members, and shareholders owning five percent or more of the Corporation's outstanding stock). The policy and procedures cover any related person transaction that exceeds the minimum threshold for disclosure in our annual proxy statement under the relevant rules of the SEC (generally, a transaction involving an amount in excess of $120,000, or a series of transactions involving an aggregate amount in excess of $120,000 in any calendar year, in which a related person has a direct or indirect material interest, and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC). Such a covered related person transaction is hereinafter referred to as a "Related Person Transaction."

POLICY

      o The Governance and Nominating Committee, which consists solely of independent Directors, must review all Related Person Transactions. The Governance and Nominating Committee will approve a Transaction only if it determines that the Transaction is consistent with the business interests of the Corporation. In considering the Transaction, the Committee will consider all relevant factors, including as applicable (i) the Corporation's business rationale for entering into the Transaction; (ii) whether the Transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (iii) the potential for the Transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (iv) the overall fairness of the Transaction to the Corporation.

PROCEDURE

      o Directors and executive officers are responsible for bringing a potential Related Person Transaction to the attention of the Chairman, President and Chief Executive Officer or to the attention of the Chair of the Governance and Nominating Committee.

      o The Chairman, President and Chief Executive Officer and the Chair of the Governance and Nominating Committee shall jointly determine (or if either is involved in the Transaction, the other shall determine in consultation with the Lead Independent Director) whether the matter is a Related Person Transaction that should be considered by the Governance and Nominating Committee.

      o If a Director is involved in the Related Person Transaction, he or she shall be recused from all discussions and decisions about the Transaction.

      o The Transaction should be approved in advance whenever practicable, and if not practicable, must be ratified as promptly as practicable.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Directors is comprised of Directors who have no material relationship with the Corporation (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Corporation) and meet the New York Stock Exchange listing standards and the Corporation's categorical standards for independence. The Audit Committee operates under a written Charter adopted by the Board of Directors, which is available at the Corporation's Internet site at WWW.CHENERGYGROUP.COM and may also be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879.

      In performing its duties, the Audit Committee (i) reviews the scope of the audit by the Corporation's independent accountants, PricewaterhouseCoopers LLP, and related matters pertaining to the examination of the financial statements;
(ii) reviews and evaluates, at least once a year, the qualifications, independence, and performance of the independent accountants (which includes an evaluation of the lead partner of the independent accountants); (iii) examines the adequacy of the Corporation's internal control over financial reporting and the Corporation's and its subsidiary companies' internal audit activities; (iv) reviews the nature and extent of audit and non-audit services and pre-approves such services provided by the Corporation's independent accountants; (v) consults at least three times a year with the independent accountants regarding financial issues; (vi) makes recommendations to the Board of Directors on the foregoing matters as well as on the appointment of the Corporation's independent accountants; (vii) meets regularly with the Corporation's Internal Auditing
Manager and Controller; and (viii) reviews quarterly and annual financial statements and earnings releases filed with the SEC.

      In 2006, the Audit Committee met with management periodically during the year to consider the adequacy of the Corporation's internal control over financial reporting and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Corporation's independent accountants and with appropriate Corporation financial personnel and internal auditors. The Audit Committee also discussed with the Corporation's senior management and independent accountants the process used for certifications by the Corporation's Chief Executive Officer and the Chief Financial Officer, which certifications are required for certain of the Corporation's filings with the SEC.

      The Audit Committee also met privately at its regular meetings with both the independent accountants and the Internal Auditing Manager, as well as with the Controller.

      For 2006, the Audit Committee has:

      1.  reviewed  and  discussed  the  audited   financial   statements   with
management;

      2. discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented;

      3. received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with and affirmed the independence of PricewaterhouseCoopers LLP from the management of the Corporation and its subsidiary companies; and

      4. received the reports of the Chief Executive Officer and the Chief Financial Officer relating to their evaluation of the Corporation's internal control over financial reporting.

      Based on the review and discussions referred to above and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Corporation's Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the SEC.

                                                    Margarita K. Dilley, Chair
                                                    Steven M. Fetter
                                                    Edward F. X. Gallagher
                                                    Manuel J. Iraola
                                                    Ernest R. Verebelyi

      The  Audit   Committee  has  appointed   PricewaterhouseCoopers   LLP,  an
independent registered public accounting firm, as the Corporation's independent public accountants for 2007.

      Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. The PricewaterhouseCoopers representatives will be given the opportunity to make a statement if desired and will be available to respond to appropriate questions from shareholders.

      Information   on  fees  billed  by   PricewaterhouseCoopers   LLP  to  the
Corporation during 2006 and 2005 is provided below:

PRINCIPAL ACCOUNTANT FEES AND SERVICES

---------------------------------------------------------------------------------------------------------------------
PRICEWATERHOUSECOOPERS LLP                                                                2006                 2005
---------------------------------------------------------------------------------------------------------------------
Audit Fees                                                                              $769,000             $712,000
Audit-Related Fees
  Includes financing costs (2006) and accounting research (2005)                         $38,300              $26,000
---------------------------------------------------------------------------------------------------------------------
Tax Fees
  Includes review of consolidated federal and state income tax returns
    (2006 and 2005) and tax research (2005)                                              $15,600              $25,000
---------------------------------------------------------------------------------------------------------------------
All Other Fees
  Includes software licensing fee for accounting research tool                            $1,500               $1,500
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                   $824,400             $764,500
---------------------------------------------------------------------------------------------------------------------

      The Audit Committee also concluded that the provision of services for which fees were paid under the captions "Audit-Related Fees," "Tax Fees," and "All Other Fees" were compatible with the maintenance of PricewaterhouseCoopers LLP's independence.

      The Audit Committee has adopted guidelines regarding pre-approval of the services to be provided by the Corporation's independent accountants. These guidelines require that the Audit Committee review and approve, prior to the start of the fiscal year, (i) an engagement letter for audit services from the independent accountants, outlining the scope of the audit services to be provided during the next fiscal year and including a fee proposal for such services, and (ii) a list of, and a budget for, non-audit services that management recommends be provided by the independent accountants during the next fiscal year.

      Management and the independent accountants confirmed that the recommended non-audit services were permissible under all applicable requirements. The Corporation has adopted a list of specific audit and non-audit services that may be provided by the independent accountants.

      If the scope or cost of the audit or non-audit services requires changes during the fiscal year, the Audit Committee's procedures enable the Chair of the Audit Committee to approve such changes, up to certain dollar limits, and to report on any such changes at the next Audit Committee meeting. The Corporation's Vice President of Accounting and Controller is responsible for tracking all independent accountant fees against the budgets for audit and non-audit services and reporting on such budget issues at least annually to the Audit Committee.

      In 2006, the Audit Committee approved all of the fees set forth in the table above under the captions "Audit-Related Fees," "Tax Fees," and "All Other Fees."

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

      The following table lists the number of shares of equity securities of the Corporation beneficially owned by each of the Directors, by each executive officer named in the Summary Compensation Table included under the caption
"Executive Compensation," by beneficial owners of more than 5% of the Corporation's Common Stock, and by all Directors and executive officers of the Corporation as a group:

                                                                        AMOUNT AND NATURE OF            % OF THE
                                                                       BENEFICIAL OWNERSHIP OF        CORPORATION'S
                                                                          THE CORPORATION'S              COMMON
      NAME OF BENEFICIAL OWNER                                           COMMON STOCK (1)(2)            STOCK (3)
      ------------------------                                           -------------------            ---------
      Margarita K. Dilley .........................................                  0                Less than 1%
      Steven M. Fetter ............................................              1,301                Less than 1%
      Edward F. X. Gallagher ......................................              8,157                Less than 1%
      Stanley J. Grubel ...........................................              5,828                Less than 1%
      Manuel J. Iraola ............................................                  0                Less than 1%
      E. Michel Kruse .............................................              1,100                Less than 1%
      Steven V. Lant (7) ..........................................             12,944                Less than 1%
      Jeffrey D. Tranen ...........................................                  0                Less than 1%
      Ernest R. Verebelyi .........................................                  0                Less than 1%
      Christopher M. Capone (7) ...................................                 58                Less than 1%
      Joseph J. DeVirgilio, Jr. (7) ...............................              3,101                Less than 1%
      Carl E. Meyer (7) ...........................................              6,508                Less than 1%
      Arthur R. Upright ...........................................              3,441                Less than 1%
      Barclays Global Investors, NA (4) ...........................          1,046,566                6.64%
      Gabelli Asset Management Inc. (5) ...........................          1,495,150                9.49%
      Manulife Financial Corporation (6) ..........................          1,063,850                6.75%
      All Directors and Executive Officers as a Group
        (16 Persons) ..............................................             46,095                Less than 1%

----------
(1) In the case of Directors and executive officers, based on information furnished to the Corporation by them as of December 31, 2006. Unless otherwise noted, each individual or entity named in the table has sole voting and dispositive power.

(2) Includes shares of Common Stock that may be acquired through the exercise of options that are exercisable currently. The persons who have such options and the number of shares which may be acquired is as follows: Mr. Fetter (1,000); Mr. Gallagher (4,000); Mr. Grubel (4,000); Mr. Kruse (1,000); Mr. Lant (7,120); all other executive officers as a group (3,160).

(3) The percentage ownership calculation for each beneficial owner has been made on the basis of the amount of outstanding shares of Common Stock as of the record date.

(4) Based upon a Schedule 13G filed with the SEC on January 23, 2007, by Barclays Global Investors, NA on behalf of Barclays Global Investors, NA, Barclays Global Fund Advisors, Barclays Global Investors, Ltd, Barclays Global Investors Japan Trust and Banking Company Limited, and Barclays
      Global Investors Japan Limited. As reported in the Schedule 13G, as of December 31, 2006, Common Stock was beneficially owned as follows:
      Barclays Global Investors, NA--582,885 shares (3.70%), of which Barclays Global Investors, NA has voting power with respect to only 468,758 shares; Barclays Global Fund Advisors, 455,049 shares (2.89%), and Barclays Global Investors, Ltd., 8,632 shares (less than 1%). The principal business address for each of the foregoing is 45 Fremont Street, San Francisco, California 94105. In addition, Barclays PLC filed a Schedule 13G with the SEC on February 9, 2006, on behalf of Barclays Bank PLC and other entities, reporting as of December 31, 2005, 23,154 shares of Common Stock (less than 1%) beneficially owned by Barclays Bank PLC, which are not included in the table above for Barclays Global Investors, NA. The principal business address for Barclays Bank PLC is 54 Lombard Street, London, England EC3P 3AH.

(5) Based upon a Schedule 13 D/A filed with the SEC on December 5, 2002, by Gabelli Asset Management Inc. on behalf of Gabelli Funds, LLC, GAMCO Investors, Inc., MJG Associates, Inc., Gabelli & Co. Inc. Profit Sharing Plan, Gabelli Foundation, Inc., and Gabelli Group Capital Partners, Inc. As reported in the Schedule 13 D/A, as of September 30, 2002, the Corporation's Common Stock was beneficially owned as follows: Gabelli Funds--369,400 (2.28%), GAMCO--1,116,250 (6.90%), Gabelli Foundation,
      Inc.--6,000 (0.04%), Gabelli

      & Co. Inc. Profit Sharing Plan--2,000 (0.01%), MJG Associates--1,500 (0.01%). GAMCO does not have the authority to vote 51,800 of the reporteD shares. The principal business address for each of the foregoing, other than MJG Associates and Gabelli Foundation is One Corporate Center, Rye, New York 10580. The principal business address for MJG Associates is 8 Sound Shore Drive, Greenwich, Connecticut 06830. The principal business address for Gabelli Foundation is 165 West Liberty Street, Reno, Nevada 89501.

(6) Based upon a Schedule 13G/A filed by Manulife Financial Corporation with the SEC on February 8, 2007. As reported on said Schedule 13G/A, as of December 31, 2006, Common Stock was beneficially owned by indirect wholly-owned subsidiaries of Manulife Financial Corporation as follows:
      John Hancock Advisers, LLC and MFC Global Investment Management (U.S.), LLC--1,056,200 shares (6.7%), as to which they share voting and dispositive power, and MFC Global Investment Management (U.S.A.) Limited--7,650 shares (less than 1%). The principal business address for Manulife Financial Corporation and MFC Global Investment Management (U.S.A.) Limited is 200 Bloor Street, East, Toronto, Ontario, Canada M4W 1E5. The principal business address for John Hancock Advisers, LLC is 601 Congress Street, Boston, Massachusetts 02210. The principal business address for MFC Global Investment Management (U.S.), LLC is 101 Huntington Street, Boston, Massachusetts 02199.

(7) Certain of the named executives have deferred compensation accounts under the Directors and Executives Deferred Compensation Plan that are credited with phantom shares of Common Stock: Mr. Capone (485 phantom shares), Mr. DeVirgilio (678 phantom shares), and Mr. Meyer (1,104 phantom shares). Mr. Upright does not have phantom shares credited to his account. The phantom shares credited to Mr. Lant's account under the plan are shown in the table "Stock Equivalents Ownership of Directors," immediately below. Such shares are not reflected on the "Security Ownership of Directors and Officers" table.

                    STOCK EQUIVALENTS OWNERSHIP OF DIRECTORS

      The following table sets forth the number of phantom shares of Common Stock, as of December 31, 2006, credited to the accounts of the Corporation's participating Directors under the Directors and Executives Deferred Compensation Plan, including reinvested dividends (rounded to the nearest whole number).

      The phantom shares shown in the following table are the sum of (i) phantom shares granted to the Corporation's independent Directors (I.E., each Director other than Mr. Lant) as a part of their compensation for service as a Director of the Corporation and (ii) phantom shares resulting from the deferral, if any, into phantom shares of an independent Director's fees which would have otherwise been paid to the Director in cash. The phantom shares shown in the following table for Mr. Lant are the sum of the phantom shares resulting from Mr. Lant's deferral into phantom shares of compensation earned by Mr. Lant for his services as an executive of the Corporation.

      Under the Directors and Executives Deferred Compensation Plan, payments are made in cash and are generally made following termination of service as a Director based on the market value of the Common Stock at the time of termination. For additional information, see the subcaption "Director Compensation" at page 46 of this proxy statement.

             NAME                                   NUMBER OF PHANTOM SHARES (A)
             ----                                   ----------------------------
             Steven V. Lant ........................             2,784
             Margarita K. Dilley ...................             2,291
             Steven M. Fetter ......................             4,113
             Edward F. X. Gallagher ................             5,068
             Stanley J. Grubel .....................             4,639
             Manuel J. Iraola ......................             1,065
             E. Michel Kruse .......................             3,973
             Jeffrey D. Tranen .....................             3,410
             Ernest R. Verebelyi ...................               784
             Total (b) .............................            25,343

----------
(a)   The information in this table is as of December 31, 2006.

(b) The total for each individual is less than 1% of the outstanding shares of Common Stock, and the total for the group of all participating independent Directors (8 persons) is less than 1% of the outstanding shares of Common Stock, both percentages calculated as of the record date.

                                    INSURANCE

      The Corporation provides liability insurance for its Directors and officers. Federal Insurance Company (CHUBB), Associated Electric and Gas Insurance Services, Ltd., Energy Insurance Mutual, and American International Group Companies are the principal underwriters of the current coverage, which extends until June 1, 2007. The annual cost of this coverage is approximately $980,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors and any person who owns more than 10% of a registered class of the Corporation's equity securities (collectively "Reporting Persons") to file initial reports of ownership and reports of changes in ownership with the SEC. These Reporting Persons are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these forms furnished to the Corporation and written representations from the Corporation's officers and
Directors: (i) Mr. Tranen filed one late Form 4 (reporting grants of a total of 312 deferred fee phantom stock units). This filing was not made timely due to an internal error at the plan administrator; (ii) Each of Ms. Dilley and Messrs. Fetter, Gallagher, Grubel, Iraola, Kruse, Tranen, and Verebelyi filed one late Form 4 (each reporting a grant of a total of 269 deferred fee phantom stock units). Each of these filings was untimely by one day; and (iii) Donna S. Doyle, an officer of the Corporation, filed one late Form 4 (reporting the exercise of stock options (right-to-buy) resulting in 18 shares of Common Stock). This filing was untimely by one day. As noted, each of the Form 4 filings referred to in this paragraph has since been made.

                             EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

      This Compensation Discussion and Analysis explains our compensation program for the Chief Executive Officer (the "CEO"), the Chief Financial Officer, and the other three most highly compensated executive officers. These individuals are referred to collectively in this proxy statement as our Named Executive Officers.

OBJECTIVES AND PRINCIPLES OF OUR EXECUTIVE COMPENSATION PROGRAM

      The Compensation Committee is responsible for developing and administering our executive compensation program for our Named Executive Officers. Our executive compensation program is designed to achieve the following objectives:

      o     Attract and retain experienced and talented executives;

      o Align the interests of our executive officers and shareholders by motivating executive officers to increase shareholder value and by rewarding executive officers when shareholder value increases; and

      o Provide a compensation package that is weighted heavily towards pay for performance, and in which an executive's total compensation opportunity is dependent on corporate business results, personal performance, and the creation of shareholder value.

      We use the following two general principles to guide our decisions regarding executive compensation.

      PAY COMPETITIVELY WITHIN THE RELEVANT MARKET FOR EXECUTIVE TALENT

      The Corporation believes that it must provide a competitive compensation package to successfully attract and retain talented executives. As a result, we believe that our executive compensation program should provide a total compensation package for our executive team that is, in the aggregate, at or near the market median level of total compensation provided by our industry peer groups. In this connection, the Compensation Committee has retained the Hay Group ("Hay" or the "Hay Group") to advise the Committee on compensation matters. For more information about the Hay Group, please see the section entitled "Benchmarking Our Compensation Program" below.

      MOTIVATE EXECUTIVES TO MEET OR EXCEED PERFORMANCE GOALS

      Our executive compensation program emphasizes pay for performance. Performance is measured based on performance goals and metrics that align the interests of executives with the interests of the Corporation and its shareholders. The performance goals are established so that target attainment is not assured. Instead, our executives are required to demonstrate significant effort, dedication, and achievement to attain payment for performance at target or above. Consistent with the practices of the companies in our industry peer groups and the practices of public companies in the United States generally, the Corporation's compensation program is being tilted on an increasing basis towards a combination of short-term and long-term performance-based incentive compensation, with the percentage of performance-based compensation increasing as the levels of executive responsibility increase.

BENCHMARKING OUR COMPENSATION PROGRAM

      As described above, the Corporation believes that it must provide a competitive compensation package to successfully recruit and retain talented executives. To do that, it needs information about compensation practices of companies in the relevant competitive market for executive talent. In this connection, the Compensation Committee has retained the Hay Group to advise the Committee on compensation matters. Hay is an independent consulting firm that, among other things, specializes in gathering and analyzing data with respect to the compensation practices and compensation levels of companies in the United States, and in advising corporations on structuring compensation programs appropriate to their particular markets and business goals. Hay reports directly to the Compensation Committee of the Corporation and serves at the sole pleasure of the Compensation Committee.

      Each year, in consultation with Hay, the Compensation Committee reviews information about the compensation being paid to executives (i) who are working at companies engaged in businesses comparable to the Corporation's businesses and (ii) who have roles and responsibilities that are similar to the roles and responsibilities of the Corporation's executives. The Committee conducts this review to assess the Corporation's relative competitive position with regard to compensation being paid within the market in which the Corporation competes for executive talent. Specifically, the Committee compares the Corporation's compensation structure and pay levels with those of companies in groups identified by Hay and the Committee as "comparator groups."

      The first comparator group used for 2006 was a custom peer group of 15 utility and energy companies operating in the United States. The criteria for inclusion of companies in this custom peer group were developed by the Compensation Committee in consultation with Hay. Specifically, the criteria were that the company have between 50% and 200% of the Corporation's annual revenues and have at least 5% of its assets invested in non-regulated businesses. The compensation information used by the Hay Group with respect to this comparator group was gathered from the proxy statements filed by each company in the group with the SEC.

      This group of 15 companies served as a primary comparator group for use in determining the compensation levels for Mr. Lant, Mr. Meyer, and Mr. Capone in 2006. It was used for these three senior officers because Hay and the Compensation Committee believe (i) the scope and complexity of the respective positions of Mr. Lant, Mr. Meyer, and Mr. Capone match-up well with the responsibilities of persons occupying similar positions at the companies in this comparator group and (ii) this custom peer group of companies, based on size of revenues and diversification of business activities, provides information that reasonably corresponds to the market for executive talent that is relevant to the compensation of Mr. Lant, Mr. Meyer, and Mr. Capone. The 15 companies in this comparator group were:

                Vectren Corp                         UIL Holdings
                Southwest Gas Corp                   DQE Inc
                DPL Inc.                             Cleco Corp
                Avista Corp                          Energen Corp
                Laclede Group                        Idacorp
                Equitable Resources                  South Jersey Industries
                Unisource Energy                     El Paso Electric
                                                     Semco Energy

      This 15 company peer group was not used as a comparator group for Mr. DeVirgilio and Mr. Upright because the Hay Group concluded that their job positions involve numerous functions that are not necessarily performed by persons with similar titles at different companies. Rather, in reviewing Mr. DeVirgilio's and Mr. Upright's compensation levels, the Hay Group made use of a comparator group known as "The Hay Group's National Utility Database." This comparator group was also used as a secondary resource by Hay in connection with its analyses of the competitiveness of Mr. Lant's, Mr. Capone's, and Mr. Meyer's compensation.

      For 2006, the Hay Group's National Utility Database consisted of 45 utilities in the United States, including the Corporation, that participated in a national survey conducted by Hay regarding compensation structures and pay levels. Based on information supplied by the 45 participating utility companies, Hay compiled a proprietary database with respect to the roles, responsibilities, and compensation levels of the officer positions at the 45 participating companies. This information was gathered and analyzed in recognition of the practical reality that job responsibilities of persons with similar titles may vary significantly from company to company, and that a person's title is not necessarily descriptive of a person's duties. Using its own proprietary evaluation methodology, Hay considered the scope and complexity of each officer's position within the 44 other participating companies, compared it with the scope and complexity of the officer positions at the Corporation, and provided the Compensation Committee with an assessment of the relative position of the compensation being paid to the Corporation's officers in light of the compensation being paid to persons carrying duties of similar scope and complexity at the companies participating in the survey.

      Hay's proprietary evaluation methodology focuses on identifying positions within the comparator group that have a scope and complexity of responsibilities that are comparable to those duties exercised by particular executives of the Corporation. While information about positions in each of the 44 other companies was considered, particular companies in the comparator group may not have had any positions that were considered comparable to the complexity and scope of the particular positions at the Corporation, while other companies may have had a number of positions that were considered comparable.

      The 45 companies included in this comparator group for 2006 were:

      A&N Electric Cooperative                                              Montana Dakota Utility
      AGL Resources                                                         Nashville Electric Service
      Alabama Electric Cooperative                                          National Fuel Gas
      Allegheny Energy                                                      New York Independent System Operator
      Allete                                                                New York Power Authority
      Atmos Energy - TXU Gas                                                Nuclear Management
      California Independent System Operator                                Philadelphia Gas Works
      CenterPoint Energy                                                    Piedmont Natural Gas
      CH Energy Group, Inc.                                                 Progress Energy
      Des Moines Water Works                                                Public Works Commission of the City of
      Dominion Resources                                                    Fayetteville, NC
      East Kentucky Power Cooperative                                       Sacramento Municipal Utilities District
      Edison International - Edison Mission Energy                          Sierra Southwest Cooperative Services
      ElectriCities of North Carolina                                       South Jersey Industries
      FPL Group - Florida Power & Light                                     South Mississippi Electric Power
      Iroquois Pipeline                                                     Southern Company
      Kinder Morgan                                                         Southern Minnesota Municipal Power Agency
      MidAmerican Energy                                                    Southwest Gas
      Mid-Carolina Electric Cooperative                                     SUEZ Energy
      Midland Cogeneration Venture                                          Texas Gas Transmission
      Midwest Independent Transmission System Operator                      UGI
      Minnkota Power Cooperative                                            Unitil
      Mirant                                                                Wisconsin Public Service

DESCRIPTION OF OUR EXECUTIVE COMPENSATION PROGRAM

      According to information provided annually by the Hay Group, the compensation programs of virtually all companies in the above-described comparator groups make use of four primary compensation elements: (i) base salary; (ii) annual short-term incentives; (iii) long-term incentives; and (iv) retirement benefits. Because of this common practice in the relevant market for executive talent, and because the Corporation believes there are sound reasons for each element, the Corporation's compensation program for the Named Executive Officers has four primary elements:

      o     base salary;

      o     annual short-term incentives;

      o     long-term incentives; and

      o     retirement benefits.

      The Corporation also provides our Named Executive Officers with severance benefits, health and welfare benefits, and certain limited perquisites.

PROCESS FOR MAKING COMPENSATION DECISIONS

      Each year the Compensation Committee reviews the base salary, short-term incentive, and long-term incentive compensation level for each Named Executive Officer. This adjustment process usually occurs in November and December.

      With respect to the  compensation of individual  executive  officers,  the
Compensation Committee considers the person's level and complexity of responsibility, experience and skills, and performance in his or her position over time. In this connection, Steven V. Lant, as Chairman of the Board, President and Chief Executive Officer, provides the Compensation Committee with an annual evaluation of the performance of each executive officer. Mr. Lant is solely responsible for preparing the evaluations of the three Named Executive Officers who report directly to him: Carl E. Meyer, Christopher M. Capone, and Joseph J. DeVirgilio, Jr. In turn, these three executives provide Mr. Lant with their evaluations of the officers who report directly to each of them. After reviewing these evaluations in the context of his own assessment of each such officer's performance, Mr. Lant develops his annual evaluation of each such officer for presentation to the Committee. Mr. Lant meets with the Compensation Committee and reviews the evaluations of each executive officer. After discussing these evaluations with Mr. Lant, and after making its own assessment of the performance of each such executive officer, the Compensation Committee recommends to the independent Directors of the Board, for their review and approval, the compensation level for each such executive officer with respect to each of three elements of the Corporation's compensation program; I.E., base salary, annual short-term incentives, and long-term incentives.

      The Compensation Committee evaluated the performance of Mr. Lant during 2005 and made recommendations to the independent Directors of the Board regarding Mr. Lant's compensation level for 2006. These recommendations were approved by the independent Directors of the Board without material modifications. The Compensation Committee's analysis took into consideration the salary, annual short-term incentives, and long-term incentives provided to the chief executive officers of companies in the two comparator groups used for Mr. Lant. In addition, Mr. Lant's compensation also reflects the greater policy and decision making responsibility of the Chief Executive Officer position and the higher level of responsibility that he bears with respect to the strategic direction and the financial and operating results of the Corporation. In setting Mr. Lant's compensation for 2006, the Compensation Committee also took into consideration the fact that Mr. Lant had served as Chief Executive Officer for a relatively short period of time, I.E., since May 1, 2004.

ELEMENTS OF COMPENSATION

      A summary of each element of the compensation program for our Named Executive Officers is set forth below. The Compensation Committee believes that each element complements the others and that together they serve to achieve the Corporation's compensation objectives. In accordance with our overall objectives, the executive compensation program for 2006 was competitive with our industry peer group; however, the actual amount earned by our executives was below the median level of the comparator groups because the Corporation did not achieve the performance goals applicable to the performance shares for the 2004-2006 performance cycle (see "Long-Term Incentives", below). Consistent with our pay for performance philosophy, assuming payout at target levels, our 2006 annual incentive opportunities and long-term incentive opportunities represented, in the aggregate, from 55% to 115% of a Named Executive Officer's base salary, depending on the executive's role.

BASE SALARY

      We provide competitive base salaries to attract and retain key executive talent. The Committee believes that a competitive base salary is an important component of compensation as it provides a degree of financial stability for our executives. Base salaries also form the basis for calculating other compensation opportunities for our Named Executive Officers. For example, base salaries are used to determine each executive officer's annual incentive opportunity (see "Annual Short-Term Incentives," below) and long-term incentive awards (see "Long-Term Incentives," below). Moreover, base salaries are included in an executive's "final average pay" for purposes of determining his retirement benefits (see "Retirement Benefits," below) and are included in the formula for calculating severance benefits in the event of a change in control (see "Severance Arrangements," below).

      Base  salaries are designed to be  competitive  with base salaries paid by the companies in the comparator groups to executives with similar responsibilities to the responsibilities being exercised by the particular executive officers of the Corporation. The salaries are normally set at target levels within the second or third quartile of the salary distribution levels in the comparator groups, adjusted to reflect the individual's scope of responsibilities, level of experience and skill, and the quality of his or her performance over time. Attention is also given to maintaining appropriate internal salary relationships among the Corporation's executive officers, and to recognizing succession planning goals.

      For 2006, the base salaries for our Named Executive Officers were increased over their base salaries for 2005 as follows: (i) Mr. Lant received a 6.5% increase, (ii) Mr. Capone received a 14.3% increase, (iii) Mr. Meyer received a 3.2% increase, (iv) Mr. DeVirgilio received a 3.3% increase, and (v) Mr. Upright received a 5% increase. For more information about the 2006 base salaries for each of our Named Executive Officers, please refer to the "Salary" column of the Summary Compensation Table at page 26.

ANNUAL SHORT-TERM INCENTIVES

      Consistent with our emphasis on pay for performance incentive compensation programs, we have established the Executive Annual Incentive Plan under which our executive officers, including our Named Executive Officers, are eligible to receive annual incentive cash payments based on performance against annual established performance targets. The annual incentive is designed to reward achievement of each year's business plan objectives in a manner consistent with achievement of the Corporation's strategy of achieving long-term shareholder value.

      In order to ensure that our compensation package is weighted heavily towards pay for performance, the annual incentive for 2006 represented from 30% to 50% of a Named Executive Officer's base salary (assuming payout at the target level), depending on the executive's level of responsibility. Moreover, annual incentives are included in an executive's "final average pay" for purposes of determining his retirement benefits (see "Retirement Benefits," below) and are included in the formula for calculating severance benefits in the event of a change in control (see "Severance Arrangements," below).

      Under the Executive Annual Incentive Plan, our Named Executive Officers have the opportunity to earn targeted incentive cash payments that are calculated as a percentage of each person's annual base salary. These percentages are developed by the Compensation Committee, and approved by the independent Directors on our Board, according to each person's position and level of responsibility. Annual incentive award opportunities for our Named Executive Officers, in the aggregate, are targeted to result in cash payments that are approximately equal to the market median of our comparator groups assuming our target business objectives are achieved. For 2006, the targeted percentage for each of our Named Executive Officers was as follows: (i) 50% of base salary for Mr. Lant, (ii) 35% of base salary for each of Messrs. Meyer, DeVirgilio, and Capone, and (iii) 30% of base salary for Mr. Upright.

      These percentages of base salary can be earned as incentive cash payments if incentive performance targets for the year are achieved. The Compensation Committee establishes the incentive performance targets each year, which are primarily quantitative and financial in nature. For 2006, the targets related to earnings per share and, at the subsidiary level, to the achievement of additional specified customer satisfaction levels. Performance is measured according to levels established each year for threshold performance, targeted performance, and superior performance. The performance levels are established so that target attainment is not assured. Instead, our executives are required to demonstrate significant effort, dedication, and achievement to attain payment for performance at target or above. In fact, actual achievement levels have been below target for three of the last six performance periods prior to 2006 (I.E., 2000 through 2005).

      After the end of each calendar year, management assesses the performance of the Corporation for each performance target and calculates the annual incentive amounts for the prior year. These assessments and calculations are verified for accuracy each year by the Hay Group. The Compensation Committee then reviews the verified assessments and calculations and approves the resulting annual incentive amounts. The incentive compensation opportunity will vary, from 0% to 150% of the targeted percentage of base salary, according to the level of overall corporate performance achieved for the year relative to the established performance targets. For 2006, actual performance ranged from 107.6% to 116% of target performance level. Please refer to the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table for the annual incentive amounts for each Named Executive Officer under the Executive Annual Incentive Plan for the 2006 performance period.

      The annual incentive amounts for each Named Executive Officer may be adjusted upwards or downwards by up to 50% based upon the Committee's assessment of the individual's performance. Such adjustments, if made, are based on an evaluation of each officer's contribution to achieving corporate opportunities and meeting corporate challenges, as well as an evaluation of the quality of the individual's performance in exercising responsibility described in his position description. In this regard, adjustments were made to the 2006 annual incentive amounts for the following Named Executive Officers: Mr. Lant, a 20% upward adjustment; Mr. Capone, a 15% upward adjustment; and Mr. Meyer, a 15% upward adjustment. The amounts of the discretionary adjustments for 2006 for these Named Executive Officers are included in the "Bonus" column of the Summary Compensation Table.

      For more information on the 2006 annual incentive opportunity for our Named Executive Officers, including a description of the applicable performance goals, please refer to the "Grants of Plan-Based Awards" section of this proxy statement at page 28. The "Estimated Future Payouts Under Non-Equity Incentive Plan Awards" column of the "Grants of Plan-Based Awards" table provides the estimated payouts for our Named Executive Officers at Threshold, Target, and Maximum performance levels.

LONG-TERM INCENTIVES

      We award long-term incentive grants to executive officers, including the Named Executive Officers, as part of our total compensation package. These awards are consistent with our pay for performance principles because they are designed to focus the attention of executives on strategic goals spanning more than the current year, and to align the interest of executives with the Corporation's goal of creating long-term shareholder value. In order to ensure that our compensation package is weighted heavily towards pay for performance, the long-term incentive opportunity for 2006 represented from 25% to 65% of a Named Executive Officer's base salary (assuming payout at the target level), depending on the executive's role.

      Long-term incentives have included two components in recent years: (i) options to purchase the Corporation's Common Stock, and (ii) performance shares that vest depending upon the Corporation's performance over a three-year performance period. The long-term incentives in 2003 consisted of 25% stock options and 75% performance shares. The long-term incentives in 2004 and 2005 consisted of 100% performance shares. This shift away from options occurred because the Compensation Committee, in consultation with the Hay Group, concluded that performance shares were preferable for the Corporation because the shares are earned through corporate performance over a defined time period (I.E., a performance cycle), the number of shares actually received at the end of a performance cycle increases or decreases according to the level of performance achieved during the performance cycle, and the value of the shares granted can be expected to increase as corporate performance increases.

      For 2006, the Compensation Committee recommended to the independent Directors on the Board, and the independent Directors agreed, that the long-term incentives would again consist solely of performance shares and that no stock options would be issued. The performance shares are granted under our Long-Term Equity Incentive Plan and are intended to comply with the performance-based compensation exception to Section 162(m) of the Internal Revenue Code.

      The target number of performance shares granted to each Named Executive Officer is generally determined in November or December of the year preceding the year in which the grant will be made. The target number is based on a percentage of the individual's base salary that will be in effect at the beginning of the next calendar year. These percentages are determined for each officer by the Committee according to the person's position and level of responsibility, and are targeted, in the aggregate for the executive team, at the median amount of long-term incentive compensation that is available to persons with similar responsibilities within the comparator groups. For 2006, the targeted percentage of base salary for each of our Named Executive Officers was as follows: (i) 65% of base salary for Mr. Lant, (ii) 35% of base salary for each of Messrs. Meyer, DeVirgilio, and Capone, and (iii) 25% of base salary for Mr. Upright. The actual number of performance shares granted to each Named Executive Officer is determined by dividing each person's performance target (I.E., an amount equal to a percentage of his or her salary in effect at the beginning of the next calendar year) by the closing price of the Corporation's Common Stock on the first Monday following the first Tuesday in January of the following calendar year.

      Payment of the performance shares granted in 2006 will be based on the extent to which the Corporation performs with respect to established performance metrics during a three-year performance cycle starting January 1, 2006, and ending December 31, 2008. In the past, these performance metrics were based on the Corporation's total shareholder return compared to the total shareholder return of the companies in the Edison Electric Institute Index of combination natural gas and electric investor-owned utilities (the "EEI Index"). Starting in 2005, upon the recommendation of the Hay Group, the Committee shifted away from stock-based performance metrics to operational performance metrics. This change was designed to (i) align the long-term incentive opportunities of our executives with performance metrics within their control, and (ii) ensure that the cost of the long-term incentive opportunities for financial accounting purposes better reflects the actual benefit received by the executives. As a result, the performance metrics for the 2006 performance shares consist of two measurements of equal weight, I.E., each measurement accounts for 50% of the total performance share metric:

      1. the percentage growth in the Corporation's earnings per share over the three-year performance cycle as compared to the percentage growth in earnings per share of the companies in the EEI Index over the same time period; and

      2. the average of the Corporation's annual dividend yield on book value over the three-year performance cycle as compared to the average of the annual dividend yield on book value of the companies in the EEI Index over the same time period.

      The number of shares of the Corporation's Common Stock earned and paid will range, according to the level of performance achieved, from 0% to 150% of the performance shares granted. The performance levels are established so that target attainment is not assured and is dependent on the Corporation's relative performance compared against the companies in the EEI Index.

      Performance shares may be granted on a year-to-year basis, with the result that there are normally over-lapping three-year performance cycles in effect on a concurrent basis. Indeed, during 2006 there were three open performance cycles: 2004-2006, 2005-2007, and 2006-2008. Following the completion of the 2004-2006 performance cycle, the Compensation Committee determined that the Corporation did not attain the applicable performance objectives for that cycle. Therefore our Named Executive Officers did not receive any payout of performance shares with respect to that cycle.

      For more information on the performance shares granted to our Named Executive Officers in 2006, please refer to the "Grants of Plan-Based Awards" section of this proxy statement at page 28. The "Estimated Future Payouts Under Equity Incentive Plan Awards" column of the "Grants of Plan-Based Awards" table provides the estimated payouts for our Named Executive Officers at Threshold, Target, and Maximum performance levels. The accompanying narrative to that table summarizes the applicable performance goals for each of our Named Executive Officers, including the applicable Threshold, Target and Maximum performance levels. For information about the total number of equity awards outstanding as of the end of 2006 with respect to each Named Executive Officer, please refer to the "Outstanding Equity Awards at Fiscal Year-End" section of this proxy statement at page 31.

RETIREMENT BENEFITS

      In order to attract and retain key executive talent at the Corporation and its utility subsidiary, Central Hudson, the Compensation Committee believes that it is important to provide the executive officers, including the Named Executive Officers, with retirement benefits that are in addition to those provided to its employees generally. These retirement benefits are provided primarily under the Supplemental Executive Retirement Plan, which provides benefits in excess of those provided under the Retirement Income Plan. The Supplemental Executive Retirement Plan is designed to work in conjunction with the Retirement Income Plan to provide each Named Executive Officer with a retirement benefit equal to 57% of his or her applicable final average pay at age 61 with 30 years of service. A participant's Supplemental Executive Retirement Plan benefit generally becomes vested if, while employed by the Corporation or its affiliates, he or she attains the normal retirement age of 61, or attains his or her early retirement date of age 55 with ten years or more of vesting service.

      The retirement program was designed in consultation with the Hay Group. The Compensation Committee believes that the retirement program is consistent with the programs offered by companies in the comparator groups. Moreover, the Compensation Committee believes that the vesting schedule of the Supplemental Executive Retirement Plan enhances our retention program for our Named Executive Officers and rewards their long-term commitment to the Corporation.

      For more information on these retirement benefits and our retirement program, please refer to the "Pension Benefits" section of this proxy statement at page 34.

HEALTH, WELFARE AND OTHER PERSONAL BENEFITS

      In addition to the principal compensation components described above, our Named Executive Officers are entitled to participate in all health, welfare, fringe benefit, and other arrangements generally available to other salaried employees. We also may, as considered reasonable and appropriate on a case by case basis, provide our officers, including our Named Executive Officers, with limited additional perquisites and other personal benefits. For example, on March 1, 2004, the Corporation established a financial planning program for its executives, including its Named Executive Officers. After an executive completes his initial financial planning program, the executive is eligible for up to one thousand dollars of financial planning services on an annual basis. A full financial plan update is available to each executive in the sixth year (or the fourth year for those executives age 55 and over) following the completion of his initial financial planning program.

      The Compensation Committee believes that these health, welfare, and other personal benefits are reasonable and consistent with the practices of public companies in the United States. The Compensation Committee also believes that these benefits assist the Corporation in attracting and retaining key executives.

SEVERANCE ARRANGEMENTS

      The Corporation does not have employment agreements with its executive officers. The Compensation Committee believes that the absence of employment agreements provides the Corporation with more flexibility in adjusting the compensation levels of its executive officers.

      However, the Corporation has entered into change in control agreements with its executive officers, including its Named Executive Officers. The agreements are designed to encourage the executive's full attention and dedication to the Corporation currently and in the event of any threatened or pending change in control. Under these agreements, each Named Executive Officer would be entitled to certain payments and benefits if a change in control were to occur and the Corporation or its affiliates terminated the executive's employment without "cause" or the executive terminated his employment with the Corporation or its affiliates for "good reason" within a three-year period (a two-year period for Mr. Upright) following such change in control. The Compensation Committee believes that the protections afforded by the change in control agreements are a valuable incentive for attracting and retaining key executives and are competitive with those of other corporations.

      For more information on the change in control agreements, please refer to the "Potential Payments Upon Termination or Change in Control" section of this proxy statement at page 39.

                          COMPENSATION COMMITTEE REPORT

      The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with the management of the Corporation and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

                                                     The Compensation Committee:

                                                     Stanley J. Grubel, Chair
                                                     Margarita K. Dilley
                                                     Manuel J. Iraola
                                                     Ernest R. Verebelyi

SUMMARY COMPENSATION TABLE

      The following table sets forth information regarding the compensation for the year ended December 31, 2006, of the Named Executive Officers.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              CHANGE IN
                                                                                               PENSION
                                                                               NON-EQUITY     VALUE AND
                                                                                INCENTIVE   NONQUALIFIED       ALL
      NAME AND                                            STOCK      OPTION       PLAN        DEFERRED        OTHER
      PRINCIPAL                    SALARY      BONUS     AWARDS      AWARDS      COMPEN-    COMPENSATION     COMPEN-
      POSITION            YEAR       ($)        ($)        ($)         ($)      SATION($)    EARNINGS($)    SATION($)   TOTAL($)
       (A)(1)              (B)     (C)(2)     (D)(3)     (E)(4)      (F)(5)      (G)(6)        (H)(7)        (I)(8)        (J)
---------------------------------------------------------------------------------------------------------------------------------
Steven V. Lant            2006     490,000     56,840     220,996    15,658      284,200       481,300        7,500     1,556,494
---------------------------------------------------------------------------------------------------------------------------------
Christopher M.
  Capone                  2006     240,000     14,616      66,077         0       97,440        54,900        7,500       480,533
---------------------------------------------------------------------------------------------------------------------------------
Carl E. Meyer             2006     291,000     16,456      72,076    14,730      109,707         6,900        7,500       518,369
---------------------------------------------------------------------------------------------------------------------------------
Joseph J.
  DeVirgilio, Jr.         2006     250,000          0      67,307     8,592      101,500       145,200        7,500       580,099
---------------------------------------------------------------------------------------------------------------------------------
Arthur R. Upright         2006     230,000          0      42,076     7,572       80,040       148,100       28,733       536,521
---------------------------------------------------------------------------------------------------------------------------------

----------
(1) The principal positions each of the Named Executive Officers are as follows:

            Mr. Lant - Chairman, President and Chief Executive Officer of the Corporation; Chairman and Chief Executive Officer of Central Hudson; Chairman, President and Chief Executive Officer of CHEC.

            Mr.  Capone  -  Chief   Financial   Officer  and  Treasurer  of  the
            Corporation, Central Hudson, and CHEC.

            Mr. Meyer - Executive Vice President of the Corporation; President and Chief Operating Officer of Central Hudson.

            Mr. DeVirgilio - Executive Vice President - Corporate Services of the Corporation and of Central Hudson; Executive Vice President of CHEC.

            Mr. Upright - Senior Vice President of the Corporation; Senior Vice President - Regulatory Affairs of Central Hudson.

(2) SALARY. The "Salary" column of the Summary Compensation Table shows the salaries paid in 2006 to each of the Named Executive Officers.

(3) BONUS. The "Bonus" column of the Summary Compensation Table shows the discretionary increases, if any, in the annual incentive amounts for our Named Executive Officers under the Executive Annual Incentive Plan for the 2006 performance period. For additional information about the 2006 annual incentive opportunities, please refer to the "Grants of Plan-Based Awards" section of this proxy statement at page 28. Please also refer to the "Compensation Discussion and Analysis" section of this proxy statement at page 22, under the sub-heading "Annual Short-Term Incentives."

(4) STOCK AWARDS. The "Stock Awards" column of the Summary Compensation Table shows the aggregate dollar amount recognized for financial statement reporting purposes for the fiscal year ending December 31, 2006, with respect to performance share awards granted to each Named Executive Officer for the 2004-2006 performance period, the 2005-2007 performance period, and the 2006-2008 performance period. The aggregate dollar amount was determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), SHARE BASED PAYMENT ("FAS 123R"); however, the calculations disregard the estimate of forfeitures related to service-based vesting conditions. See
      Note 10 of the Consolidated Financial Statements contained in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2006, for an explanation of the assumptions made by the Corporation in the valuation of these awards. The Corporation did not attain the applicable performance objectives governing the performance shares for the 2004-2006 performance period. Therefore, the Named Executive Officers forfeited those performance shares in their entirety as of the end of 2006. For information about the performance shares granted in 2006, please refer to the "Grants of Plan-Based Awards" section of this proxy statement at page
      28.  Please  also  refer to the  "Compensation  Discussion  and  Analysis"
      section  of  this  proxy  statement  at page  23,  under  the  sub-heading
      "Long-Term Incentives." For information on all of the outstanding performance shares as of December 31, 2006, please refer to the
      "Outstanding Equity Awards at Fiscal Year-End" section of this proxy statement at page 31.

(5) OPTION AWARDS. The "Option Awards" column of the Summary Compensation Table shows the aggregate dollar amount recognized for financial statement reporting purposes for the fiscal year ending December 31, 2006, with respect to outstanding stock options granted to our Named Executive Officers in 2003. The aggregate dollar amount recognized for financial statement reporting purposes includes the incremental fair value attributable to the modification of the vesting schedule of Mr. Upright's stock options in connection with his planned retirement. The aggregate dollar amount was determined in accordance with FAS 123R; however, the calculations disregard the estimate of forfeitures related to service-based vesting conditions. See Note 10 of the Consolidated Financial Statements contained in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2006, for an explanation of the assumptions made by the Corporation in the valuation of these awards. For information on the stock options outstanding as of December 31, 2006, for each Named Executive Officer, please refer to the "Outstanding Equity Awards at Fiscal Year-End" section of this proxy statement at page 31. For information about the modification of Mr. Upright's stock options, please refer to the "Grants of Plan-Based Awards" section of this proxy statement at page 28.

(6) NON-EQUITY INCENTIVE PLAN COMPENSATION. The "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table shows the annual incentive award earned by our Named Executive Officers under the Executive Annual Incentive Plan for the 2006 performance period. Please refer to the "Bonus" column of the Summary Compensation Table for the amount of the discretionary increases, if any, in the annual incentive award earned by our Named Executive Officers under the Executive Annual Incentive Plan for the 2006 performance period. For additional information about the 2006 annual incentive opportunities under the Executive Annual Incentive Plan, please refer to the "Grants of Plan-Based Awards" section of this proxy statement at page 28. Please also refer to the "Compensation Discussion and Analysis" section of this proxy statement at page 22, under the sub-heading "Annual Short-Term Incentives."

(7) CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS. The "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column of the Summary Compensation Table shows the increase in the present value of the accumulated benefits under the Retirement Income Plan, Supplemental Executive Retirement Plan, Retirement Benefit Restoration Plan, and Supplementary Retirement Plan. The increase in the present value of the accumulated benefits was measured from (i) September 30, 2005, to September 30, 2006 (the measurement date used for reporting purposes in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2006), for the Retirement Income Plan; and (ii) December 31, 2005, to December 31, 2006, for the Supplemental Executive Retirement Plan, Retirement Benefit Restoration Plan, and Supplementary Retirement Plan. For information on these plans and benefits, please refer to the "Pension Benefits" section of this proxy statement at page 34. Our Named Executive Officers did not accrue any above-market earnings under the Directors and Executives Deferred Compensation Plan during 2006, and therefore we have not reported any earnings credited under that plan in this column. For information on the Directors and Executives Deferred
      Compensation Plan, please refer to the "Nonqualified Deferred Compensation" section of this proxy statement at page 38.

(8) ALL OTHER COMPENSATION. The "All Other Compensation" column of the Summary Compensation Table shows the $7,500 contribution that Central Hudson made on behalf of each Named Executive Officer in 2006 under the 401(k) Plan. The column also includes accrued vacation pay in the amount of $21,233 that was paid to Mr. Upright at the end of 2006 in connection with his planned retirement.

GRANTS OF PLAN-BASED AWARDS

      The  following  table sets  forth  information  for each  Named  Executive
Officer regarding estimated payouts of the (i) annual cash incentive opportunities granted under the Executive Annual Incentive Plan during 2006, and
(ii) performance shares granted under the Long-Term Equity Incentive Plan during 2006.

                                                                                                                         GRANT DATE
                                              ESTIMATED FUTURE PAYOUTS UNDER          ESTIMATED FUTURE PAYOUTS UNDER     FAIR VALUE
                                 DATE OF    NON-EQUITY INCENTIVE PLAN AWARDS(1)       EQUITY INCENTIVE PLAN AWARDS(2)     OF STOCK
                       GRANT      BOARD    -------------------------------------    ----------------------------------   AND OPTION
         NAME          DATE      ACTION    THRESHOLD      TARGET         MAXIMUM    THRESHOLD     TARGET       MAXIMUM     AWARDS
          (A)           (B)     (B-1)(3)    ($)(C)        ($)(D)         ($)(E)      (#)(F)       (#)(G)       (#)(H)      (L)(4)
         ----          ----     -------    ---------      ------         -------    ---------     ------       -------   ----------
Steven V. Lant        4/25/06    2/10/06    122,500       245,000        367,500        229        6,940        10,410    208,389
Christopher M.
  Capone              4/25/06    2/10/06     42,000        84,000        126,000         60        1,820         2,730     54,650
Carl E. Meyer         4/25/06    2/10/06     50,925       101,850        152,775         73        2,210         3,315     66,360
Joseph J.
  DeVirgilio, Jr.     4/25/06    2/10/06     43,750        87,500        131,250         63        1,900         2,850     57,052
Arthur R. Upright     4/25/06    2/10/06     34,500        69,000        103,500         41        1,250         1,875     40,138

----------
(1) ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS. This column provides information about the annual incentive opportunities granted under the Executive Annual Incentive Plan during 2006 to our Named Executive Officers. The information included in the "Threshold," "Target," and "Maximum" columns reflects the range of potential payouts under the Executive Annual Incentive Plan when the performance goals were established by the Compensation Committee and the Board of Directors in December 2005. The actual 2006 annual incentive awards earned by each Named Executive Officer under the Executive Annual Incentive

      Plan were determined on February 13, 2007. Please refer to the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table for the amount of the annual incentive award earned by our Named Executive Officers under the Executive Annual Incentive Plan for the 2006 performance period. Please refer to the "Bonus" column of the Summary Compensation Table for the amount of the discretionary increases, if any, in the annual incentive award earned by our Named Executive Officers under the Executive Annual Incentive Plan for the 2006 performance period. For a brief description of the Executive Annual Incentive Plan, please refer to the narrative summary that follows this table and to the "Compensation Discussion and Analysis" section of this proxy statement at page 18.

(2) ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS. This column provides information about the performance shares granted under the Long-Term Equity Incentive Plan during 2006 to our Named Executive Officers. The information included in the "Threshold," "Target," and "Maximum" columns reflects the range of potential payouts under the performance shares when the performance goals were established by the Compensation Committee in January 2006. The actual payout will depend on the extent to which the Corporation achieves the applicable performance goals. For a brief description of the performance shares, please refer to the narrative summary that follows this table and to the "Compensation Discussion and Analysis" section of this proxy statement at page 18.

(3) DATE OF BOARD ACTION. The Compensation Committee authorized the grant of the performance shares on February 10, 2006, subject to shareholder approval of the Long-Term Equity Incentive Plan. Our shareholders approved the Long-Term Equity Incentive Plan on April 25, 2006, which is treated as the actual grant date for the performance shares. The difference between the two dates does not have an impact on the value of the performance shares.

(4) GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS. The amount in this column consists of the grant date fair value, as determined in accordance with FAS 123R, of outstanding performance share awards granted to each Named Executive Officer in 2006. With respect to Mr. Upright only, the column also includes the incremental fair value attributable to the modification of the vesting schedule of his stock options, as determined in accordance with FAS 123R. See Note 10 of the Consolidated Financial Statements contained in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2006, for an explanation of the assumptions made by the Corporation in the valuation of these awards. For a description of the modification to Mr. Upright's stock options, please refer to the narrative summary that follows this table.

      EXECUTIVE ANNUAL INCENTIVE PLAN. Under the Executive Annual Incentive Plan, our Named Executive Officers have the opportunity to earn incentive cash payments that are calculated as a percentage of each person's annual base salary. For 2006, the annual incentive award opportunities were as follows: (i) 50% of annual base salary for Mr. Lant; (ii) 35% of annual base salary for Messrs. Capone, Meyer, and DeVirgilio; and (iii) 30% of annual base salary for Mr. Upright. The incentive compensation opportunity will vary, from 0% to 150% of the targeted percentage of base salary, according to the level of overall performance achieved for the year relative to each established performance target, as set forth below:

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MAXIMUM
                                            BELOW                THRESHOLD                TARGET                PERFORMANCE
                                          THRESHOLD             PERFORMANCE             PERFORMANCE              OR ABOVE
---------------------------------------------------------------------------------------------------------------------------
Payout Percentage                            0%                     50%                    100%                    150%
---------------------------------------------------------------------------------------------------------------------------

      For 2006, the performance goals and weighting of each goal were as follows:

------------------------------------------------------------------------------------------------------------
                                                                        NAMED
                                                                        EXECUTIVE
  PERFORMANCE GOAL                                                      OFFICER                       WEIGHT
------------------------------------------------------------------------------------------------------------
The Corporation's earnings per share, adjusted                          Lant, Capone,                  100%
for unusual weather and excluding interest and                          DeVirgilio and
earnings from investment program                                        Upright
------------------------------------------------------------------------------------------------------------
Central Hudson's earnings per share, adjusted                           Meyer                           60%
for unusual weather
------------------------------------------------------------------------------------------------------------
Customer Satisfaction

1) J.D. Powers Customer Satisfaction Survey
Results for the Eastern Division -2006                                                                  20%
------------------------------------------------------------------------------------------------------------
2) "How Did We Do?" survey administered by
Central Hudson during 2006
------------------------------------------------------------------------------------------------------------
    a. Highly Satisfied                                                                                 10%
    b. Satisfied and Highly Satisfied                                                                   10%
------------------------------------------------------------------------------------------------------------

      Each Named Executive Officer's annual incentive compensation amount is based on overall achievement of the annual incentive performance targets, but it may be adjusted upwards or downwards by up to 50% based upon an assessment of the individual's performance. The annual incentive will be paid in the form of cash no later than March 15, 2007. An executive's right to receive the annual incentive will be forfeited if he or she terminates employment with the Corporation and its affiliates for any reason (other than his or her death, disability, or retirement) during the year. Upon an executive's retirement, death, or disability prior to the end of the year, the CEO and/or the Board of Directors (or appropriate committee thereof) would determine the extent to which the applicable performance goals have been achieved at year-end, and the resulting award will be pro-rated based on the number of days the executive had been employed during the year.

      PERFORMANCE SHARES. Payment of the performance shares is based on the extent to which the Corporation achieves two equally weighted performance goals during a three-year performance period starting January 1, 2006, and ending December 31, 2008. The first performance goal is based on the Corporation's percentage growth in earnings per share during the performance period as compared to the percentage growth in earnings per share of the companies in the EEI Index during the same period. The second performance goal is based on the average of the Corporation's annual dividend yield on book value during the performance period as compared to the average of the annual dividend yield on book value of the companies in the EEI Index during the same period. The number of shares earned and paid will range, according to the percentile rank of each performance goal relative to the companies in the EEI Index, from 0% to 150% of the performance shares granted, as set forth below:

---------------------------------------------------------------------------------------------------------------------------
                                             BELOW
                                           THRESHOLD -                                                           MAXIMUM -
                                           PERCENTILE           THRESHOLD -               TARGET -              PERCENTILE
                                           RANK OF 20%          PERCENTILE              PERCENTILE              RANK OF 80%
                                             OR LESS            RANK OF 21%             RANK OF 50%               OR MORE
---------------------------------------------------------------------------------------------------------------------------
Payout Percentage                              0%                  3.3%                    100%                    150%
---------------------------------------------------------------------------------------------------------------------------

      Payment of any performance shares that become earned will be made in the form of shares of the Corporation's Common Stock no later than March 15, 2009. An executive's right to receive the performance shares will be forfeited if he or she terminates employment with the Corporation and its affiliates for any reason (other than his or her death or retirement) prior to payment of the performance shares. If, however, an executive retires or dies during the performance period, the Board of Directors (or appropriate committee thereof) would determine the extent to which the applicable performance goals had been achieved during the full fiscal quarters completed during the performance period, and the resulting award would be pro-rated based on the number of days the executive had been employed during the performance period. Upon a "change in control" of the Corporation, the Board of Directors (or appropriate committee thereof) would determine the extent to which the applicable performance goals have been achieved through the full fiscal quarters completed prior to that date and the resulting award would be paid without pro-ration. The Named Executive Officers have no right to dividends and no right to vote the performance shares until they are paid.

      MODIFICATION TO MR. UPRIGHT'S STOCK OPTIONS

      Mr. Upright retired on January 1, 2007. In connection with his retirement and in recognition of his significant contributions to the Corporation and its subsidiaries over the past 40 years, the Compensation Committee exercised its discretion to accelerate the vesting of stock options held by him covering 800 shares of the Corporation's Common Stock.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

      The following table sets forth information for each Named Executive Officer with respect to (i) each option to purchase the Corporation's Common Stock that had not been exercised and remained outstanding as of December 31, 2006, and (ii) each award of performance shares that had not vested and remained outstanding as of December 31, 2006.

---------------------------------------------------------------------------------------------------------------------------------
                                                 OPTION AWARDS                                      STOCK AWARDS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         EQUITY
                                                                                                              EQUITY    INCENTIVE
                                                                                                             INCENTIVE    PLAN
                                                                                                               PLAN      AWARDS:
                                                                                                    MARKET    AWARDS:    MARKET
                                                                                                     VALUE    NUMBER    OR PAYOUT
                                                    EQUITY                                            OF        OF       VALUE OF
                                                   INCENTIVE                                        SHARES   UNEARNED    UNEARNED
                                                     PLAN                                NUMBER       OR      SHARES,    SHARES,
                                                    AWARDS:                             OF SHARES    UNITS   UNITS OR    UNITS OR
                       NUMBER OF     NUMBER OF     NUMBER OF                            OR UNITS      OF       OTHER     OTHER
                      SECURITIES    SECURITIES    SECURITIES                            OF STOCK     STOCK    RIGHTS     RIGHTS
                      UNDERLYING    UNDERLYING    UNDERLYING                              THAT       THAT      THAT       THAT
                      UNEXERCISED   UNEXERCISED   UNEXERCISED   OPTION       OPTION     HAVE NOT   HAVE NOT  HAVE NOT    HAVE NOT
                      OPTIONS (#)   OPTIONS(#)     UNEARNED    EXERCISE    EXPIRATION    VESTED     VESTED    VESTED     VESTED
  NAME         GRANT  EXERCISABLE  UNEXERCISABLE  OPTIONS(#)   PRICE($)       DATE         (#)        ($)       (#)        ($)
   (A)          YR      (B)(1)        (C)(2)          (D)       (E)(3)         (F)         (G)        (H)     (I)(4)     (J)(5)
---------------------------------------------------------------------------------------------------------------------------------
Steven V.       2001     3,600             0             0      $44.06      January 1,      0          0
  Lant                                                                      2011
---------------------------------------------------------------------------------------------------------------------------------
Christopher     2003     2,640         1,760             0      $48.62      January 1,      0          0
  M. Capone                                                                 2013
                             0             0             0                                  0          0      499.72      26,385
                             0             0             0                                  0          0      150.28       7,935
---------------------------------------------------------------------------------------------------------------------------------
Carl E.         2003         0         1,440             0      $48.62      January 1,      0          0
  Meyer                                                                     2013
                             0             0             0                                  0          0      163.15       8,614
---------------------------------------------------------------------------------------------------------------------------------
Joseph J.       2003         0           800             0      $48.62      January 1,      0          0
  DeVirgilio,                                                               2013
  Jr.                        0             0             0                                  0          0      152.92       8,074
---------------------------------------------------------------------------------------------------------------------------------
Arthur R.       2003       800             0             0      $48.62      January 1,                 0
  Upright                                                                   2012 (6)
                             0             0             0                                  0          0       95.40       5,037
---------------------------------------------------------------------------------------------------------------------------------

----------
(1) NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE. This column shows the number of shares underlying outstanding stock options that have vested as of December 31, 2006.

(2) NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE. This column shows the number of shares underlying outstanding stock options that have not vested as of December 31, 2006. Of this number, one-half of the shares vested on January 1, 2007, and the remaining one-half will vest on January 1, 2008. The stock options vest in full upon a change in control of the Corporation or upon the Named Executive Officer's termination of employment due to death.

(3) OPTION EXERCISE PRICE. This column shows the exercise price for each stock option reported in the table, which equals the fair market value per share of the underlying option shares on the date of grant.

(4) EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED. This column shows the aggregate number of performance shares for each Named Executive Officer outstanding as of December 31, 2006, for the 2005-2007 performance period and the 2006-2008 performance period, assuming "threshold" performance of 3.3% of target. In order to provide a more complete picture of the number of performance shares actually outstanding as of the end of 2006, a summary of the number of outstanding performance shares granted to each Named Executive Officer for each performance period, assuming "target" performance, is set forth below:

                                 # OF TARGET PERFORMANCE SHARES           # OF TARGET PERFORMANCE SHARES
      NAME                        2006-2008 PERFORMANCE PERIOD             2005-2007 PERFORMANCE PERIOD*
      ----                        ---------------------------             -----------------------------
      Lant .....................              6,940                                    8,203
      Capone ...................              1,820                                    2,734
      Meyer ....................              2,210                                    2,734
      DeVirgilio ...............              1,900                                    2,734
      Upright ..................              1,250                                    1,641

----------
* Cash dividends paid on the performance shares for the 2005-2007 performance period are reinvested in additional performance shares, subject to the Corporation's attainment of the applicable performance goals. The number of "target" performance shares listed above for the 2005-2007 has been increased by a factor of 9.379% to reflect the reinvestment of dividends paid during 2005 and 2006 into additional performance shares.

      The performance shares vest based on the extent to which the Corporation achieves the applicable performance goals as of the end of the applicable performance period (I.E., December 31, 2007, or December 31, 2008, as the case may be). In general, the executive must be employed on the date that the earned performance shares, if any, are paid, which generally occurs within 2 1/2 months following the end of the applicable performance period. Upon a "change in control" the Board of Directors (or appropriate committee thereof) is required to determine the extent to which the applicable performance goals have been achieved through such date (or, with respect to the 2006-2008 performance period, through the full fiscal quarters completed prior to that date), and the resulting award is required to be paid to the executives without pro-ration. Upon a Named Executive Officer's death or "retirement" during the performance period, the Board of Directors (or appropriate committee thereof) is required to determine the extent to which the applicable performance goals had been achieved as of such time, and the resulting award is required to be paid to the executive, prorated based on the executive's service during the performance period. For additional information about the performance shares for the 2006-2008 performance period, please refer to the "Grants of Plan-Based Awards" section of this proxy statement at page 28.

(5) EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED. This column shows the aggregate dollar value of the performance shares disclosed, using the closing stock price on December 29, 2006, of $52.80 per share and assuming "threshold" performance of 3.3% of target.

(6) OPTION EXPIRATION DATE FOR MR. UPRIGHT. Mr. Upright retired on January 1, 2007. Pursuant to the terms of his stock option agreement, his options remain exercisable for five years following his retirement. Therefore, the option expiration date for his outstanding stock options became January 1, 2012, effective on his retirement.

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END

      The following table sets forth information for each Named Executive Officer with respect to (i) the exercise of options to purchase shares of the Corporation's Common Stock during 2006, and (ii) the payout (if any) of the performance share awards for the 2004-2006 performance period.

---------------------------------------------------------------------------------------------------------------------------
                                                                 OPTION AWARDS                        STOCK AWARDS
---------------------------------------------------------------------------------------------------------------------------
                                                           NUMBER OF                         NUMBER OF
                                                            SHARES                            SHARES
                                                          ACQUIRED ON    VALUE REALIZED     ACQUIRED ON      VALUE REALIZED
                NAME                     DATE OF          EXERCISE(#)    ON EXERCISE($)      VESTING(#)       ON VESTING($)
                 (A)                    EXERCISE              (B)            (C)(1)            (D)(2)              (E)
---------------------------------------------------------------------------------------------------------------------------
Steven V. Lant                           5/19/06              720             9,929              $0                $0
---------------------------------------------------------------------------------------------------------------------------
Christopher M. Capone                                                                            $0                $0
---------------------------------------------------------------------------------------------------------------------------
Carl E. Meyer                           3/3/2006              720             3,002              $0                $0
                                        11/13/06            2,160             7,085              $0                $0
---------------------------------------------------------------------------------------------------------------------------
Joseph J. DeVirgilio, Jr.                 3/2/06              440             2,130              $0                $0
                                        11/13/06            1,200             3,936              $0                $0
---------------------------------------------------------------------------------------------------------------------------
Arthur R. Upright                         3/2/06              440             2,130              $0                $0
                                          3/2/06            1,200               336              $0                $0
---------------------------------------------------------------------------------------------------------------------------

----------
(1) VALUE REALIZED ON EXERCISE. This column reflects the product of (i) the number of shares acquired upon the exercise of the stock option, multiplied by (ii) the excess of (x) the average of the high and low price per share of the Corporation's Common Stock on the date of exercise, over
      (y) the per share exercise price of the stock option.

(2) NUMBER OF SHARES ACQUIRED ON VESTING. The Corporation did not attain the applicable performance objectives governing the performance shares for the 2004-2006 performance period. Therefore, the Named Executive Officers forfeited those performance shares in their entirety as of the end of 2006.

PENSION BENEFITS

      The following table sets forth information regarding the pension benefits of our Named Executive Officers.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRESENT         PAYMENTS
                                                                                NUMBER OF            VALUE OF          DURING
                                                                             YEARS CREDITED         ACCUMULATED      LAST FISCAL
                                                                                 SERVICE              BENEFIT           YEAR
       NAME                              PLAN NAME (1)                             (#)                ($)(2)             ($)
        (A)                                   (B)                                  (C)                  (D)              (E)
--------------------------------------------------------------------------------------------------------------------------------
Steven V. Lant         Retirement Income Plan                               25 yrs. 11 mos.             921,900           0
                       Supplemental Executive Retirement Plan               26 yrs. 1 mo.             1,486,900           0
                       Retirement Benefit Restoration Plan                  26 yrs. 1 mo.               333,600           0
                       Supplementary Retirement Plan                        N/A                               0           0
--------------------------------------------------------------------------------------------------------------------------------
Christopher M.         Retirement Income Plan                               5 yrs. 5 mos.               117,200           0
Capone                 Supplemental Executive Retirement Plan               5 yrs. 8 mos.                50,300           0
                       Retirement Benefit Restoration Plan                  5 yrs. 8 mos.                 1,600           0
                       Supplementary Retirement Plan                        N/A                               0           0
--------------------------------------------------------------------------------------------------------------------------------
Carl E. Meyer          Retirement Income Plan                               36 yrs. 2 mos.            1,626,500           0
                       Supplemental Executive Retirement Plan               36 yrs. 5 mos.              484,000           0
                       Retirement Benefit Restoration Plan                  36 yrs. 5 mos.              517,100           0
                       Supplementary Retirement Plan                        N/A                               0           0
--------------------------------------------------------------------------------------------------------------------------------
Joseph J.              Retirement Income Plan                               33 yrs. 3 mos.            1,568,000           0
DeVirgilio, Jr.        Supplemental Executive Retirement Plan               33 yrs. 6 mos.              557,300           0
                       Retirement Benefit Restoration Plan                  33 yrs. 6 mos.               26,600           0
                       Supplementary Retirement Plan                        N/A                               0           0
--------------------------------------------------------------------------------------------------------------------------------
Arthur R.              Retirement Income Plan                               41 yrs. 2 mos.            1,610,500           0
 Upright               Supplemental Executive Retirement Plan               41 yrs. 5 mos.               46,800           0
                       Retirement Benefit Restoration Plan                  41 yrs. 5 mos.               10,400           0
                       Supplementary Retirement Plan                        N/A                         264,300           0
--------------------------------------------------------------------------------------------------------------------------------

----------
(1) The formal name of each plan is included in the narrative description of the plans following this table.

(2) The number of years of credited service in column (c) and the present value of accumulated benefit in column (d) are calculated (i) as of
      September 30, 2006, for the Retirement Income Plan, which is the measurement date used for reporting purposes in the Consolidated Financial Statements contained in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2006; and (ii) as of December 31, 2006, for the Supplemental Executive Retirement Plan, Retirement Benefit Restoration Plan, and Supplementary Retirement Plan. The present value of accumulated benefits was prepared based on the same assumptions used in the Consolidated Financial Statements contained in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2006, including a 5.80% discount rate and the Retirement Plan 2000 Combined Table Projected to 2006, no collar adjustment, and a retirement age of 61 under the Supplemental Executive Retirement Plan and a retirement age of 55 under the Retirement Income Plan and the Retirement Benefit Restoration Plan.

DESCRIPTION OF DEFINED BENEFIT RETIREMENT PLANS

      In 2005, the Corporation restructured its retirement program to reduce complexity and align the program more closely to comparable market practice. The new program is designed to provide each Named Executive Officer with a retirement benefit equal to 57% of his or her applicable final average pay (as defined below) at age 61 with 30 years of service. The new program consists primarily of the Retirement Income Plan and the Supplemental Executive Retirement Plan. Benefit accruals under prior non-qualified plans have been frozen. A more detailed description of each of the defined benefit plans that comprise the Corporation's retirement program follows.

      RETIREMENT INCOME PLAN. The Retirement Income Plan of Central Hudson Gas & Electric Corporation ("Retirement Income Plan" or "RIP") is a tax-qualified defined benefit plan and generally covers all employees of Central Hudson. A participant's benefit under the Retirement Income Plan may be based on one or both of the following benefit formulas: (i) the "service benefit" formula or
(ii) the "account benefit" formula. Each of these two formulas are described below.

      o SERVICE BENEFIT FORMULA. All of our Named Executive Officers are eligible for the Retirement Income Plan's regular service benefit and supplementary past service benefit, with Messrs. Meyer, DeVirgilio, and Upright having currently satisfied the eligibility requirements for early retirement.

            o The regular service benefit is generally based on the accumulation over the participant's career of a percentage of the participant's annual compensation (base salary for periods before 2005 and base salary and annual incentive for periods on and after January 1, 2005) for each year of eligible employment. For periods on and after October 1, 1989, the percentage is 2% of eligible compensation, except that for years after the October 1st coincident with or following the participant's 50th birthday, the percentage is increased to 2.5%.

            o The supplementary past service benefit generally provides a benefit for service prior to October 1, 2003, based on a percentage of a participant's average earnings at October 1, 2003 (being 50% of each of the base salaries at October 1, 2000, and 2003, and 100% of each of the base salaries at October 1, 2001, and 2002), and the number of years of servic e while a participant of the Retirement Income Plan prior to October 1, 2003. The percentage is 1.45% for average earnings up to $37,500 and 1.75% for average earnings in excess of $37,500.

            Both the regular service benefit and past service benefit are subject to certain limitations. Beginning October 1, 2006, the monthly benefit with respect to the regular service benefit and supplementary past service benefit of each Named Executive Officer may not collectively exceed 1/12th of 57% of the participant's final average pay (base salary and annual incentive) multiplied by a fraction, the numerator of which is years of benefit service (not to exceed 30) and the denominator of which is 30, and which resulting amount is reduced by 0.333% for each full month by which his or her benefit commencement date precedes the date the participant attains age 61.

            The Retirement Income Plan's regular service benefit and supplementary past service benefit are payable in the form of a monthly life annuity following normal retirement at age 65. The regular service benefit and supplementary past service benefit are also payable following early retirement at or after age 55 with at least ten years of service, with no reduction in the monthly life annuity for commencement before normal retirement age. Payment at normal or early retirement is also available in the form of actuarial equivalent joint and survivor annuities, which provide a reduced monthly amount for the participant's life with the surviving joint annuitant receiving 30%, 40%, 50%, 75%, or 100%, as elected, of the reduced monthly amount. An active employee, upon attaining normal retirement age, may elect one of the optional forms of payment as a pre-retirement death benefit. Otherwise, if an active vested participant dies before benefit commencement, a pre-retirement surviving spouse annuity generally is payable to the participant's surviving spouse beginning on the later of when the participant died or would have attained age 55 in the amount of the participant's accrued benefit. For a former employee who dies, the pre-retirement surviving spouse annuity is reduced for commencement prior to normal retirement age.

      o ACCOUNT BENEFIT FORMULA. All of our Named Executive Officers except for Mr. Capone are also eligible for the Retirement Income Plan's account benefit, with Messrs. Meyer, DeVirgilio, and Upright having currently satisfied the eligibility requirements to receive the account benefit upon termination of employment. The account benefit is comprised of amounts credited to a hypothetical account on behalf of participants under the following formula: For those participants in the Retirement Income Plan on January 1, 1987, 10% of their base salary as of that date, plus, for those participants in the Retirement Income Plan on September 30, 1991, 5% of their base salary as of that date, plus, for those participants in the Retirement Income Plan on September 30, 1997, 5% of their base salary as of that date, plus, for those participants in the Retirement Income Plan on September 30, 1999, 5% of their base salary as of that date, plus, annual interest on the account balance generally based on the yield for 30-year Treasury Bonds.

            The account benefit is payable in the form of a lump sum in the amount credited to the hypothetical account at the time of benefit commencement (I.E., following termination of employment). Payment is also available in the form of a single life annuity (for a participant who is not married) or a joint and 50% or 100% surviving spouse annuity (for a participant who is married) based on the actuarial equivalent of the account balance. If the account benefit is commenced at the same time as the regular service benefit and supplementary past service benefit, the actuarial equivalent of the account balance may be paid in the same form as the service benefits. Upon a participant's death, the amount credited to the account is payable in a lump sum to the participant's beneficiary, and, if the beneficiary is the participant's spouse, payable either in a lump sum or in a spousal annuity based on the actuarial equivalent of the account balance.

      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The CH Energy Group, Inc. Supplemental Executive Retirement Plan (the "SERP") is an unfunded, unsecured pension benefit plan for a select group of highly compensated employees. A participant's SERP benefit becomes vested if, while employed by the Corporation or its affiliates, he or she attains the normal retirement age of 61, attains his or her early retirement date of age 55 with ten years or more of vesting service, or a change in control occurs. A participant will forfeit his or her SERP benefit (whether or not vested at the time) if his or her employment with the Corporation is terminated for "cause."

      The SERP retirement benefit of a participant equals the excess, if any, of the (i) participant's normal retirement benefit or early retirement benefit described below, over (ii) the actuarial equivalent of the participant's cumulative benefits under the Retirement Income Plan (excluding the account benefit component), Central Hudson Retirement Benefit Restoration Plan (described below) and the CH Energy Group, Inc. Supplementary Retirement Plan (described below), each calculated as though paid in the form of a single life annuity on the date the normal retirement benefit becomes payable under the SERP.

      o NORMAL RETIREMENT BENEFIT. If a participant terminates employment on or after the date he or she attains age 61, he or she will be entitled to a normal retirement benefit. The normal retirement benefit is equal to the product of (i) 57% of the participant's highest consecutive 3-year average of base salary and annual incentive during the ten-year period that precedes the participant's termination of employment, and (ii) a fraction, the numerator of which is the participant's years of benefit service under the Retirement Income Plan (not to exceed 30) and the denominator of which is 30.

      o EARLY RETIREMENT BENEFIT. Upon the participant's vested termination of employment before the date he or she attains age 61, the participant will be entitled to an early retirement benefit equal to the normal retirement benefit (described above) reduced by 0.333% for each full month by which his or her benefit commencement date precedes the date the participant attains age 61. Messrs. Meyer, DeVirgilio, and Upright are entitled to the early retirement benefit.

      The SERP retirement benefit commences on the first day of the seventh month following the participant's vested termination of employment in the form of a life annuity selected by the participant and is paid monthly, except that a participant who is vested solely as a result of a change in control shall commence to receive payment on the later of the first day of the seventh month following his or her termination of employment or age 55. The normal form of benefit under the SERP is a single life annuity for single participants and a joint and 100% survivor annuity for married participants. However, participants may select a single life annuity or a 30%, 40%, 50%, 75%, or 100% joint and survivor annuity (or other annuity permitted by the Corporation).

      A SERP benefit is also payable if a participant is vested in his or her benefit at the time of his or her death or disability. A participant's compensation and years of additional benefit service provided under a change in control agreement between the Corporation and the participant will be used in calculating the participant's SERP benefit if the participant's vested termination occurs in connection with a change in control.

      For more information on the death, disability and change in control benefits under the SERP, please refer to the applicable description under the heading "Potential Payments Upon Termination or Change in Control" on page 39 of this proxy statement.

      CENTRAL HUDSON RETIREMENT BENEFIT RESTORATION PLAN. The Central Hudson Retirement Benefit Restoration Plan ("RBRP") is an unfunded, unsecured pension benefit plan for a select group of highly compensated employees. As of December 31, 2005, the RBRP was terminated with respect to any participant who was not vested, closed to new participants, and frozen with respect to additional benefit accruals of vested participants. The RBRP provides a benefit in excess of the Internal Revenue Service ("IRS") compensation and benefit limits imposed by Sections 401(a)(17) and 415 of the Internal Revenue Code, respectively, with respect to the service benefit component of the Retirement Income Plan and the account benefit component of the Retirement Income Plan. The pension benefit under the RBRP is calculated as the excess, if any, of (x) the participant's Retirement Income Plan benefit as of December 31, 2005, without regard to the
Section 401(a)(17) compensation limit ($210,000 for 2005) and without regard to the Section 415 benefit limitation ($170,000 for 2005) over (y) the participant's actual Retirement Income Plan benefit as of December 31, 2005. Compensation and years of service under the RBRP have the same meanings provided under the Retirement Income Plan. Benefits generally become payable under the RBRP at the time payments become payable from the Retirement Income Plan and are paid over the life of the participant and over the life of the participant's spouse upon the participant's death, in the form selected by the participant under the Retirement Income Plan.

      SUPPLEMENTARY RETIREMENT PLAN. The CH Energy Group, Inc. Supplementary Retirement Plan (the "SRP") is an unfunded, unsecured pension benefit plan for a select group of highly compensated employees. As of December 31, 2005, the SRP was terminated with respect to any participant who was not vested as of December 31, 2005. The annual SRP benefit is payable in monthly installments for ten years, commencing on retirement, to eligible participants (generally those who retire at age 60 or older and with ten or more years of service, or at age 65 without regard to years of service) of the following percentage of base pay at retirement: age 60 to 63 - 10%; age 63 to 65 - 15%; age 65 or over - 20%. Upon the participant's death, on or after the date he or she has become vested, the participant's monthly benefit will be paid to the participant's beneficiary. Only Mr. Upright is entitled to a benefit under the SRP. Mr. Upright's annual SRP benefit equals 15% of his base pay at his retirement, since he was age 63 at the end of 2006.

      IMPACT OF SECTION 409A. Section 409A was added to the Internal Revenue Code in the fall of 2004. Section 409A imposes new restrictions on the SERP, RBRP, and SRP described above with respect to amounts deferred after December 31, 2004, and earnings thereon (and with respect to plans that are "materially modified" after October 3, 2004). These new restrictions generally define the earliest date that payments may commence under the plans and limit the ability of participants to receive accelerated payments or to change their deferral and payment elections. As permitted under existing guidance, the Corporation will amend the plans described above on or before December 31, 2007, to conform to
Section 409A. In the meantime, the Corporation has adopted a resolution providing that the plans are deemed amended to the extent necessary to comply with Section 409A and that the plans will be administered in good faith compliance with the new rules, as permitted by current IRS guidance.

NONQUALIFIED DEFERRED COMPENSATION

      The following table sets forth information regarding the nonqualified deferred compensation of our Named Executive Officers as of December 31, 2006.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     AGGREGATE
                                                 EXECUTIVE        REGISTRANT        AGGREGATE        AGGREGATE        BALANCE
                                               CONTRIBUTIONS     CONTRIBUTIONS     EARNINGS IN     WITHDRAWALS/       AT LAST
                                                IN LAST FY        IN LAST FY         LAST FY       DISTRIBUTIONS        FYE
------------------------------------------------------------------------------------------------------------------------------
                NAME                              ($)(1)              ($)              ($)              ($)           ($)(2)
                 (A)                                (B)               (C)              (D)              (E)             (F)
Steven V. Lant                                         0              0               40,236             0          $  260,590
------------------------------------------------------------------------------------------------------------------------------
Christopher M. Capone                                  0              0               20,641             0             125,113
------------------------------------------------------------------------------------------------------------------------------
Carl E. Meyer                                     96,030              0              146,872             0           1,102,899
------------------------------------------------------------------------------------------------------------------------------
Joseph J. DeVirgilio, Jr.                              0              0               14,449             0             377,472
------------------------------------------------------------------------------------------------------------------------------
Arthur R. Upright                                      0              0                7,393             0             128,016
------------------------------------------------------------------------------------------------------------------------------

----------
(1) EXECUTIVE CONTRIBUTIONS IN LAST FY. Each Named Executive Officer is eligible to defer base salary, annual incentive awards, and performance shares under the terms of the Directors and Executives Deferred
      Compensation Plan, described below. The "Executive Contributions in Last FY" column shows the aggregate deferrals for each Named Executive Officer during 2006. The base salary deferrals are included in the "Salary" column of the "Summary Compensation" table.

(2) AGGREGATE BALANCE AT LAST FYE. The aggregate balance as of December 31, 2006, reported in column (f) for each Named Executive Officer includes prior deferrals of base salary, annual incentives, and performance shares that were previously reported as compensation on the Summary Compensation Table for prior years. For example, from 2000-2005, our Named Executive Officers deferred the following amounts under the Directors and Executives Deferred Compensation Plan that were previously reported as compensation in the Summary Compensation Table: (i) Mr. Lant - $290,287; (ii) Mr. Capone - $90,060; (iii) Mr. Meyer - $678,713; (iv) Mr. DeVirgilio - $291,885; and (v) Mr. Upright - $129,743. These amounts have since been adjusted, pursuant to the terms of the Directors and Executives Deferred Compensation Plan, for investment performance (E.G., earnings and losses), deferrals credited during 2006, and in-service distributions.

DESCRIPTION OF DIRECTORS AND EXECUTIVES DEFERRED COMPENSATION PLAN

      The amounts reflected in the above table are maintained under the CH Energy Group, Inc. Directors and Executives Deferred Compensation Plan, which is an unfunded, unsecured deferred compensation plan for a select group of highly compensated employees. Under the Directors and Executives Deferred Compensation Plan, our Named Executive Officers may elect to defer up to 50% of their base salary and up to 100% of their annual incentive and performance shares on a pre-tax basis. Payments are made under the Directors and Executives Deferred Compensation Plan in cash at certain future dates specified by participants or upon his or her earlier termination of employment, death, or disability. If a participant terminates employment on or after age 55, as a result of his or her long-term disability, or in certain circumstances in connection with a "change in control" of the Corporation, then amounts credited to his or her account generally will be paid in a lump sum or in equal quarterly installments over a period of five, ten, or fifteen years as elected by the participant. Otherwise, amounts are payable in a single lump sum. The Corporation may accelerate payment in the event of a participant's "financial hardship." Moreover, a participant may elect to receive an immediate distribution of all or a portion of any amounts deferred prior to January 1, 2005 (and related earnings), provided, however, that he or she will forfeit 10% of the amount of his or her account(s) that he or she has elected to receive. The deferred compensation is credited with earnings, gains, and losses in accordance with deemed investment elections made by participants from among various crediting options established by the Corporation from time to time. Participants are permitted to change their deemed investment elections daily. For 2006, the investment options tracked returns on the Corporation's Common Stock and returns under publicly available and externally managed investment funds such as mutual funds.

      Section 409A was added to the  Internal  Revenue Code in the fall of 2004.
Section 409A imposes new restrictions on the Directors and Executives Deferred Compensation Plan described above with respect to amounts deferred after December 31, 2004, and earnings thereon (and with respect to plans that are "materially modified" after October 3, 2004). These new restrictions generally define the earliest date that payments may commence under the plan and limit the ability of participants to receive accelerated payments or to change their deferral and payment elections. As permitted under existing guidance, the Corporation will amend the Directors and Executives Deferred Compensation Plan on or before December 31, 2007, to conform to Section 409A. In the meantime, the Corporation has adopted a resolution providing that the Directors and Executives Deferred Compensation Plan is deemed amended to the extent necessary to comply with Section 409A and that the plan will be administered in good faith compliance with the new rules, as permitted by current IRS guidance.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

      The Corporation has entered into certain agreements and maintains certain plans and arrangements that require the Corporation or its successors to pay or provide certain compensation and benefits to its Named Executive Officers in the event of certain terminations of employment or a change in control of the Corporation. The estimated amount of compensation and benefits payable or provided to each Named Executive Officer in each situation is summarized below. These estimates are based on the assumption that the various triggering events occur on the last business day of the 2006 calendar year (I.E., December 29,
2006). We have noted below other material assumptions used in calculating the estimated compensation and benefits under each triggering event. The actual amounts that would be paid to a Named Executive Officer upon certain terminations of employment or upon a change in control can only be determined at the time the actual triggering event occurs.

      The estimated amount of compensation and benefits described below does not take into account compensation and benefits that a Named Executive Officer has earned prior to the applicable triggering event, such as earned but unpaid salary, or accrued vacation pay. The estimates also do not take into account benefits to which our Named Executive Officers would be entitled to receive upon termination of employment generally under the retirement plans and programs described in the Pension Benefits section of this proxy statement at page 34 and the Nonqualified Deferred Compensation section of this proxy statement at page
38. Nonetheless, this section identifies and quantifies the extent to which those retirement benefits are enhanced or accelerated upon the triggering events described below.

VOLUNTARY TERMINATION OR INVOLUNTARY TERMINATION FOR "CAUSE"

      The Corporation does not maintain any plans or arrangements that would provide benefits to our Named Executive Officers solely as a result of a voluntary termination (other than upon "retirement" as described below) or an involuntary termination for "cause" (as defined under the heading "Qualifying Termination Following Change in Control" below).

INVOLUNTARY TERMINATION WITHOUT "CAUSE"

      Pursuant to its corporate policy, the Corporation would have provided each Named Executive Officer with outplacement services from a recognized outplacement provider, with a value not to exceed $30,000, in the event of the executive's involuntary termination without "cause" (as defined under the heading "Qualifying Termination Following Change in Control" below) on December 29, 2006.

RETIREMENT OR DEATH

      As described below, a Named Executive Officer's termination of employment with the Corporation due to "retirement" (as defined below) or death can result in enhanced benefits under the outstanding performance shares and Executive Annual Incentive Plan.

      PERFORMANCE SHARES. Except as otherwise provided below, a Named Executive Officer would forfeit his right to all outstanding performance shares if his employment terminated during the applicable performance period. If, however, a Named Executive Officer had retired or died during a performance period, then the Board of Directors (or appropriate committee thereof) would have determined the extent to which the applicable performance goals had been achieved as of such time, and the resulting award would have been prorated based on the executive's service during the performance period. For purposes of the table below, the Corporation has determined, based on its assessment of performance through December 31, 2006, that if a Named Executive Officer retired or died on December 29, 2006, he would have been entitled to (i) no payout under the 2004-2006 performance period, (ii) a payout under the 2005-2007 performance period at 80% of target (including reinvested dividends), pro-rated based on the performance of services during 2/3 of the performance period, and (iii) a payout under the 2006-2008 performance period at 80% of target (with no reinvested dividends), prorated based on the performance of services during 1/3 of the performance period. Such amounts would have been paid in a single lump sum in the form of shares of the Corporation's Common Stock. For additional information about the performance shares, please refer to the "Grants of Plan-Based Awards" section of this proxy statement at page 28 and the "Outstanding Equity Awards at Fiscal Year-End" section of this proxy statement at page 31.

      EXECUTIVE ANNUAL INCENTIVE PLAN. Except as otherwise provided below, a Named Executive Officer would forfeit his right to his 2006 annual incentive if his employment terminated during the year. If, however, a Named Executive Officer had retired or died during the year, then the CEO and/or the Board of Directors (or appropriate committee thereof) would have determined the extent to which the applicable goals established under the Executive Annual Incentive Plan had been achieved at year-end, and the resulting award would have been pro-rated based on the executive's service during the year and paid in a lump sum. For additional information about the Executive Annual Incentive Plan, please refer to the "Grants of Plan-Based Awards" section of this proxy statement at page 28.

      STOCK OPTIONS. Except as otherwise provided below, a Named Executive Officer would forfeit his unvested stock options upon termination of employment. If, however, a Named Executive Officer had died on or before December 29, 2006, then all unvested stock options held by him would have become fully vested and remained exercisable for 3 years (or if shorter, the remaining term). For additional information about the stock options, including their vesting dates, please refer to the "Outstanding Equity Awards at Fiscal Year-End" section of this proxy statement at page 31.

      DEFINITIONS. For purposes of the above, the term "retirement" means termination of employment with the Corporation or an affiliate either (i) on or after age 65 or (ii) on or after age 55 with ten years or more of service pursuant to the early retirement provisions of the Retirement Income Plan. Only Messrs. Meyer, DeVirgilio, and Upright would have satisfied this definition of "retirement" on December 29, 2006.

      Based on the above, the Corporation would have provided each Named Executive Officer (or his beneficiary) with the following estimated payments, in a lump sum, if he had "retired" (as defined above) from the Corporation and its affiliates on December 29, 2006, or if he had died while employed with the Corporation or its affiliates on December 29, 2006.

-------------------------------------------------------------------------------------------------------------------------------
                                          PERFORMANCE     PERFORMANCE    PERFORMANCE
                                            SHARES:         SHARES:        SHARES:       EXECUTIVE    ACCELERATED
                                           2004-2006       2005-2007      2006-2008       ANNUAL      VESTING OF      TOTAL ON
                                          PERFORMANCE     PERFORMANCE    PERFORMANCE     INCENTIVE       STOCK       RETIREMENT
NAME                                       PERIOD(1)       PERIOD(2)      PERIOD(3)       PLAN(4)     OPTIONS(5)      OR DEATH
-------------------------------------------------------------------------------------------------------------------------------
Steven V. Lant                                 $0           $230,996        $97,715       $284,200       $7,357        $620,268
-------------------------------------------------------------------------------------------------------------------------------
Christopher M. Capone                          $0            $76,989        $25,626        $97,440           $0        $200,055
-------------------------------------------------------------------------------------------------------------------------------
Carl E. Meyer                                  $0            $76,989        $31,117       $109,707       $6,019        $223,832
-------------------------------------------------------------------------------------------------------------------------------
Joseph J. DeVirgilio, Jr.                      $0            $76,989        $26,752       $101,500       $3,344        $208,585
-------------------------------------------------------------------------------------------------------------------------------
Arthur R. Upright                              $0            $46,211        $17,600        $80,040       $3,344        $147,195
-------------------------------------------------------------------------------------------------------------------------------

----------
(1) Following the completion of the 2004-2006 performance period, the Compensation Committee determined that the Corporation did not attain the applicable performance objectives for that period. Therefore, our Named Executive Officers did not receive any payout of performance shares with respect to that performance period.

(2) The value of the performance shares for the 2005-2007 performance period is calculated as follows: (i) the number of performance shares earned assuming a payout of 80% of target (including reinvested dividends), pro-rated based on the performance of services during 2/3 of the performance period, multiplied by (ii) the closing price of the Corporation's Common Stock on December 29, 2006, of $52.80 per share.

(3) The value of the performance shares for the 2006-2008 performance period is calculated as follows: (i) the number of performance shares earned assuming a payout of 80% of target (with no reinvested dividends),
      prorated  based  on  the   performance  of  services  during  1/3  of  the
      performance period, multiplied by (ii) the closing price of the Corporation's Common Stock on December 29, 2006, of $52.80 per share.

(4) The annual incentive is based on actual performance for 2006, without pro-ration, and without any discretionary adjustments.

(5) The value of the accelerated vesting of stock options equals the excess, if any, of the (i) market value of the underlying option shares on vesting, based on the closing price of the Corporation's Common Stock on December 29, 2006, of $52.80 per share, over (ii) the exercise price of the stock options. The accelerated vesting only applies in the event of a Named Executive Officer's death. The stock options do not automatically accelerate upon "retirement."

DISABILITY

      As described below, a Named Executive Officer's termination of employment with the Corporation due to "disability" (as defined below) can result in enhanced benefits under the Supplemental Executive Retirement Plan and the Executive Annual Incentive Plan.

      ADDITIONAL SERVICE CREDIT UNDER THE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. If a Named Executive Officer who was vested under the SERP had become disabled (within the meaning of the Corporation's long-term disability plan) on December 29, 2006, then his benefit would have been calculated as if he had received additional years of benefit service (up to five), consistent with the disability crediting rules under the Retirement Income Plan. For additional information about the SERP, please refer to the "Pension Benefits" section of this proxy statement at page 34.

      EXECUTIVE ANNUAL INCENTIVE PLAN. Except as otherwise provided below, a Named Executive Officer would forfeit his right to his 2006 annual incentive if his employment terminated during the year. If, however, a Named Executive Officer had become disabled (as determined by the Board of Directors) during the year, then the CEO and/or the Board of Directors (or appropriate committee thereof) would have determined the extent to which the applicable goals established under the Executive Annual Incentive Plan had been achieved at year-end, and the resulting award would have been pro-rated based on the executive's service during the year and paid in a lump sum. For additional information about the Executive Annual Incentive Plan, please refer to the "Grants of Plan-Based Awards" section of this proxy statement at page 28.

      Based on the above, the Corporation would have provided each Named Executive Officer with the following estimated payments or benefits if he hade become "disabled" (as defined above) while employed with the Corporation and its affiliates on December 29, 2006.

------------------------------------------------------------------------------------------------------------------------------
                                                    ADDITIONAL SERVICE               EXECUTIVE
                                                     CREDIT UNDER THE                 ANNUAL
NAME                                                      SERP(1)                INCENTIVE PLAN(2)         TOTAL ON DISABILITY
------------------------------------------------------------------------------------------------------------------------------
Steven V. Lant                                            $      0                    $284,200                   $284,200
------------------------------------------------------------------------------------------------------------------------------
Christopher M. Capone                                     $      0                    $ 97,440                   $ 97,440
------------------------------------------------------------------------------------------------------------------------------
Carl E. Meyer                                             $385,100                    $109,707                   $494,807
------------------------------------------------------------------------------------------------------------------------------
Joseph J. DeVirgilio, Jr.                                 $520,200                    $101,500                   $621,700
------------------------------------------------------------------------------------------------------------------------------
Arthur R. Upright                                         $ 46,800                    $ 80,040                   $126,840
------------------------------------------------------------------------------------------------------------------------------

----------
(1) The value of the additional service credit under the SERP equals the excess, if any, of (i) the present value of the individual's VESTED SERP benefit as of December 29, 2006, calculated as if he remained employed for an additional 5 years, over (ii) the present value of the individual's VESTED SERP benefit as of December 29, 2006.

      The present value was  determined  based on a 5.80%  discount rate and the
      Retirement Plan 2000 Combined Table Projected to 2006, no collar adjustment, and assuming that no additional service is credited past age
      60. For additional information about the SERP, please refer to the "Pension Benefits" section of this proxy statement at page 34.

(2) The annual incentive is based on actual performance for 2006, without pro-ration, and without any discretionary adjustments.

CHANGE IN CONTROL

      As described below, each Named Executive Officer would be entitled to accelerated vesting of outstanding performance shares and stock options, along with accelerated vesting of his Supplemental Executive Retirement Plan benefit in the event of a "change in control" (as defined below).

      PERFORMANCE SHARES. Upon a change in control (as defined below), the Board of Directors (or appropriate committee thereof) is required to determine the extent to which the applicable performance goals have been achieved through such date (or, with respect to the 2006-2008 performance period, through the full fiscal quarters completed prior to that date), and the resulting award is required to be paid to the executives without pro-ration. For purposes of the table below, the Corporation has determined, based on its assessment of performance through December 31, 2006, that if a change in control occurred on December 29, 2006, our Named Executive Officers would have been entitled to receive: (i) no payout under the 2004-2006 performance period, (ii) a payout under the 2005-2007 performance period at 80% of target (including reinvested dividends), and (iii) a payout under the 2006-2008 performance period at 80% of target (not including reinvested dividends). Such amounts would have been paid in a single lump sum in the form of either shares or cash. For additional information about the performance shares, please refer to the "Grants of Plan-Based Awards" section of this proxy statement at page 28 and the "Outstanding Equity Awards at Fiscal Year-End" section of this proxy statement at page 31.

      STOCK OPTIONS. If a change in control (as defined below) occurred on December 29, 2006, all unvested stock options held by the Named Executive Officers would have become fully vested and exercisable. For additional information about the stock options, including their vesting dates, please refer to the "Outstanding Equity Awards at Fiscal Year-End" section of this proxy statement at page 31.

      ENHANCED SERP BENEFIT. If a change in control (as defined below), occurred on December 29, 2006, each Named Executive Officer would have fully vested in his or her benefit under the SERP. The SERP benefit will commence to be paid upon the later of his or her termination of employment or attainment of age 55. For additional information about the SERP, please refer to the "Pension Benefits" section of this proxy statement at page 34.

      DEFINITIONS. For purposes of the above, a change in control is defined as follows:

      o With respect to the accelerated vesting of the performance shares for the 2004-2006 performance period and accelerated vesting of stock options, the term "change in control" means (i) an acquisition of 50% or more of the Corporation's stock; (ii) shareholder approval of a complete liquidation of the Corporation; or (iii) the sale of all or substantially all of the Corporation's assets or the merger or consolidation of the Corporation with or into another corporation.

      o With respect to the accelerated vesting of the performance shares for the 2005-2007 and 2006-2008 performance period, the term "change in control" is defined under the heading "Qualifying Termination Following Change in Control" immediately below.

      Based on the above, each Named Executive Officer would have been entitled to the following estimated payments and benefits from the Corporation or its successor in the event that a change in control (as defined above) occurred on December 29, 2006.

----------------------------------------------------------------------------------------------------------------------------------
                                     PERFORMANCE     PERFORMANCE      PERFORMANCE
                                       SHARES:         SHARES:          SHARES:        ACCELERATED      ACCELERATED
                                      2004-2006       2005-2007        2006-2008       VESTING OF       VESTING OF      TOTAL ON
                                     PERFORMANCE     PERFORMANCE      PERFORMANCE         STOCK            SERP         CHANGE IN
NAME                                  PERIOD(1)       PERIOD(2)        PERIOD(3)       OPTIONS(4)       BENEFIT(5)       CONTROL
----------------------------------------------------------------------------------------------------------------------------------
Steven V. Lant                           $0            $346,495         $293,146          $7,357        $1,488,800      $2,135,798
----------------------------------------------------------------------------------------------------------------------------------
Christopher M. Capone                    $0            $115,484         $ 76,877          $    0        $   31,700      $  224,061
----------------------------------------------------------------------------------------------------------------------------------
Carl E. Meyer                            $0            $115,484         $ 93,350          $6,019        $        0      $  214,853
----------------------------------------------------------------------------------------------------------------------------------
Joseph J. DeVirgilio, Jr.                $0            $115,484         $ 80,256          $3,344        $        0      $  199,084
----------------------------------------------------------------------------------------------------------------------------------
Arthur R. Upright                        $0            $ 69,316         $ 52,800          $3,344        $        0      $  125,460
----------------------------------------------------------------------------------------------------------------------------------

----------
(1) Following the completion of the 2004-2006 performance period, the Compensation Committee determined that the Corporation did not attain the applicable performance objectives for that period. Therefore, our Named Executive Officers did not receive any payout of performance shares with respect to that performance period.

(2) The value of the performance shares for the 2005-2007 performance period is calculated as follows: (i) the number of performance shares earned assuming a payout of 80% of target (including reinvested dividends), without pro-ration, multiplied by (ii) the closing price of the Corporation's Common Stock on December 29, 2006, of $52.80 per share.

(3) The value of the performance shares for the 2006-2008 performance period is calculated as follows: (i) the number of performance shares earned assuming a payout of 80% of target (with no reinvested dividends), without pro-ration, multiplied by (ii) the closing price of the Corporation's Common Stock on December 29, 2006, of $52.80 per share.

(4) The value of the accelerated vesting of stock options equals the excess, if any, of the (i) market value of the underlying option shares on vesting, based on the closing price of the Corporation's Common Stock on December 29, 2006, of $52.80 per share, over (ii) the exercise price of the stock options.

(5) The value of the accelerated vesting of the SERP benefit equals the excess, if any, of (i) the present value of the individual's SERP benefit as of December 29, 2006 (whether or not vested), over (ii) the present value of the individual's VESTED SERP benefit as of December 29, 2006. The present value was determined based on a 5.80% discount rate and the Retirement Plan 2000 Combined Table Projected to 2006, with no collar adjustment. Each of Messrs. Meyer, DeVirgilio, and Upright was fully vested in his SERP benefit as of December 29, 2006, so he would not have received any additional benefit had a change in control occurred on that date. For additional information about the SERP, please refer to the "Pension Benefits" section of this proxy statement at page 34.

QUALIFYING TERMINATION FOLLOWING CHANGE IN CONTROL

      As described below, each Named Executive Officer would be entitled to certain payments and benefits if a "change in control" (as defined below) occurs and the Corporation or its affiliates terminates the executive's employment without "cause" (as defined below) or the executive terminates his employment with the Corporation or its affiliates for "good reason" (as defined below) within certain time periods following such change in control.

      CHANGE IN CONTROL AGREEMENTS. The Corporation has a change in control agreement ("Change in Control Agreement") with certain of its executive officers, including its Named Executive Officers. The Change in Control Agreements generally become effective only upon a change in control of the Corporation (as defined below) and provide certain benefits and protections to the covered executives during the three-year period (the two-year period for Mr. Upright) following a change in control. For example, the Change in Control Agreements generally provide that an executive's terms and conditions of employment (including position, location, base salary, annual incentive, and benefits) would not be adversely changed during the applicable two-year or three-year period following a change in control. Moreover, the Change in Control Agreements provide that the executive would be entitled to certain severance benefits if, during the applicable two or three-year period following a change in control, the Corporation or its affiliates terminate the executive's employment without "cause" (as defined below) or the executive terminates his employment with the Corporation or its affiliates for "good reason" (as defined below). In general, the executive would be entitled to receive:

      o A pro-rated annual incentive based on the average of the executive's last three pre-change in control annual incentives ("Average Annual Incentive"), paid in a lump sum;

      o An amount equal to three times (or two times for Mr. Upright) the sum of the executive's base salary and Average Annual Incentive, payable in 12 equal monthly installments;

      o Outplacement services from a recognized outplacement provider, with a value not to exceed $30,000;

      o Continued welfare benefits (including health care benefits) for a period of three years (two years for Mr. Upright) following termination (subject to mitigation upon receiving similar benefits from another employer); and

      o Reimbursement for all legal fees and expenses reasonably incurred in asserting his rights under the Agreements, regardless of the outcome of the dispute (unless a tribunal determines that the executive's position was frivolous or maintained in bad faith). For purposes of the above calculations, we have assumed that the executive will not incur legal fees to enforce his rights under the Change in Control Agreement.

      DEFINITIONS. For purposes of the Change in Control Agreement, the following words have the meanings set forth below:

      o     CHANGE IN CONTROL.  A change in control means any of the  following:
            (i) an acquisition of 20% or more of the Corporation's stock; (ii) a change in the membership of the Corporation's Board of Directors, such that the current incumbents and their approved successors no longer constitute a majority; (iii) a business combination in which any one of the following is true: the Corporation's old shareholders do not hold at least 60% of the combined enterprise; there is a 20%-or-more shareholder of the combined enterprise (other than as a result of conversion of the shareholder's pre-combination interest in the Corporation); or the members of the Corporation's Board of Directors (immediately before the combination) do not make up a majority of the board of the combined enterprise; or (iv) shareholder approval of a complete liquidation of the Corporation.

      o CAUSE. A termination is for cause if it is for any of the following reasons: (i) the willful and continued failure of the executive to perform substantially his duties with the Corporation or any of its affiliated companies (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the executive;
            (ii) the willful engaging by the executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Corporation or any of its affiliated companies; (iii) the repeated use of alcohol by the executive that materially interferes with his duties, use of illegal drugs by the executive, or a violation of the drug and/or alcohol policies of the Corporation or any of its affiliated companies; (iv) a conviction, guilty plea, or plea of NOLO CONTENDERE of the executive for any crime involving moral turpitude or for any felony; (v) a breach by the executive of his fiduciary duties of loyalty or care to the Corporation or any of its affiliated companies or a material violation of the Code of Business Conduct and Ethics, or similar policies, of the Corporation or any of its affiliated companies; or (vi) the breach by the executive of the confidentiality provision of the Change in Control Agreement.

      o GOOD REASON. A termination by the executive is for good reason if it is for any of the following reasons: (i) any material reduction in the executive's authority, duties, or responsibilities without the executive's written consent that is not remedied promptly after receipt of notice thereof given by the executive; (ii) any failure by the Corporation to maintain the executive's base salary, annual incentive, and benefits levels as provided in the Change in Control Agreement that is not remedied promptly after receipt of notice thereof given by the executive; (iii) any required relocation of the executive's office of 50 miles or more; (iv) any purported termination by the Corporation or any of its affiliated companies of the executive's employment otherwise than as expressly permitted by the Change in Control Agreement; or
            (v) any failure by the Corporation or any of its affiliated companies to require a successor to assume the Change in Control Agreement.

      ENHANCED SERP BENEFIT. If a Named Executive Officer is entitled to benefits under his or her Change in Control Agreement following a change in control, then his or her SERP benefit will be calculated as if he or she had remained employed with the Corporation and its affiliates for a two-year period (the three-year period for Messrs. Lant, Meyer, DeVirgilio, and Capone) following the change in control. Such benefit will commence to be paid upon the later of the executive's termination of employment or attainment of age 55. For additional information about the SERP, please refer to the "Pension Benefits" section of this proxy statement at page 34.

      280G TAX GROSS-UP. On or after a change in control, Mr. Lant may be subject to certain excise taxes pursuant to Section 280G of the Internal Revenue Code ("280G"). The Corporation or its successor is obligated under the Change in Control Agreement to reimburse Mr. Lant for all 280G excise taxes that are imposed on him, whether as a result of payments received under his Change in Control Agreement or otherwise, and any income and excise taxes that are payable by the executive as a result of such reimbursements. If, however, the aggregate parachute payments do not exceed 110% of the maximum total payments that could be made without triggering the excise tax under Section 280G, then the parachute payments would be automatically reduced to such maximum amount and no gross-up payment would be made. In general, the reimbursements would be made to Mr. Lant by the Corporation or its successors at the same time that the payments or benefits subject to the excise tax are paid or provided. In contrast, the other Named Executive Officers would be responsible for paying the applicable excise taxes under 280G imposed on any payments under the Change in Control Agreement or otherwise, but any payments subject to the excise tax would be reduced if such reduction provides a larger after-tax benefit than if the excise tax applied.

      NON-SOLICITATION AND NON-COMPETITION PROVISIONS. As a condition to each executive's entitlement to receive severance benefits under the Change in Control Agreement, each Named Executive Officer must not solicit employees of the Corporation and its successor for a one-year period following termination of employment and must comply with a confidentiality restriction. The acquiring or successor entity generally retains the right to suspend certain payments and pursue judicial remedies in the event that an executive breaches any of his confidentiality, non-solicitation, or similar obligations. Moreover, a terminated executive is required to sign a release of all claims against the Corporation, the acquiring or successor entity, and any of their officers, directors, employees, or shareholders, prior to receiving severance benefits under the Change in Control Agreements.

      Based on the above, each Named Executive Officer would have been entitled to the following estimated payments and benefits from the Corporation or its successor if a "change in control" (as defined above) occurred on December 29, 2006, and the Corporation or its affiliates terminated the executive's employment without "cause" (as defined above) or the executive terminated his employment with the Corporation or its affiliates for "good reason" (as defined above) immediately following such change in control.

-------------------------------------------------------------------------------------------------------------------------------
                                                                         CONTINUED                                  TOTAL ON A
                                                                          WELFARE                                   QUALIFYING
                                                                          BENEFITS      ENHANCED        SECTION     TERMINATION
                                             OUTPLACE-    CONTINUED     (OTHER THAN       SERP           280G       FOLLOWING A
                                CASH           MENT       HEALTHCARE     HEALTHCARE)    BENEFIT        GROSS-UP      CHANGE IN
NAME                          SEVERANCE      SERVICES     BENEFITS(1)        (2)           (3)            (4)         CONTROL
-------------------------------------------------------------------------------------------------------------------------------
Steven V. Lant                $2,487,538      $30,000       $49,000        $6,348       $950,500      $2,542,939     $6,066,325
-------------------------------------------------------------------------------------------------------------------------------
Christopher M.
  Capone                      $  975,824      $30,000       $36,800        $3,111       $141,100      $        0     $1,186,835
-------------------------------------------------------------------------------------------------------------------------------
Carl E. Meyer                 $1,246,221      $30,000       $59,600        $3,771       $155,500      $        0     $1,495,092
-------------------------------------------------------------------------------------------------------------------------------
Joseph J.
  DeVirgilio, Jr.             $1,051,986      $30,000       $54,400        $3,240       $220,900      $        0     $1,360,526
-------------------------------------------------------------------------------------------------------------------------------
Arthur R. Upright             $  686,585      $30,000       $41,200        $1,988       $265,100      $        0     $1,024,873
-------------------------------------------------------------------------------------------------------------------------------

----------
(1) The present value of the continued healthcare benefits is calculated in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 106, EMPLOYER'S ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS. The values assume continued healthcare coverage for the individual and his spouse for the applicable continuation period. See Note 9 of the Consolidated Financial Statements contained in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2006, for an explanation of the assumptions made by the Corporation in the valuation of the continued health care benefits.

(2) Represents the value of premiums for continued group life insurance during the applicable two or three-year continuation period.

(3) The value of the enhanced SERP benefit equals the present value of the increase in the individual's SERP benefit as of December 29, 2006, calculated as if he had remained employed with the Corporation and its affiliates for an additional three-year period (a two-year period for Mr. Upright) following termination. The present value was determined based on a 5.80% discount rate and the Retirement Plan 2000 Combined Table Projected to 2006, with no collar adjustment. For additional information about the SERP, please refer to the "Pension Benefits" section of this proxy statement at page 34.

(4) The amount in this column is merely an estimate. The 280G tax gross-up amount is based on the following assumptions: (i) a 280G excise tax rate of 20% and a combined federal, state, and local income and employment tax rate of 43.45%, (ii) the closing price of the Corporation's Common Stock on December 29, 2006, was $52.80 per share, (iii) 120% of the semiannual applicable federal rate for December 2006 was 5.89%, (iv) no amounts were discounted as attributable to reasonable compensation and no value was attributed to the non-solicitation or non-competition covenants contained in the Change in Control Agreement, and (v) unvested stock options were assumed by the acquirer instead of cashed-out.

DIRECTOR COMPENSATION

      The following table sets forth information regarding compensation for the year ended December 31, 2006, for the Directors other than Mr. Lant.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                       CHANGE IN
                                                                                     PENSION VALUE
                                FEES                                                      AND
                              EARNED OR                  OPTION      NON-EQUITY      NONQUALIFIED
                               PAID IN       STOCK       AWARDS    INCENTIVE PLAN      DEFERRED         ALL OTHER
                               CASH($)     AWARDS($)       ($)      COMPENSATION     COMPENSATION     COMPENSATION
     NAME                        (B)          (C)          (D)           ($)           EARNINGS            ($)         TOTAL($)
      (A)                        (1)          (2)          (3)           (E)              (F)              (G)            (H)
-------------------------------------------------------------------------------------------------------------------------------
Margarita K. Dilley            59,167       54,659         0              0                0                0           113,826
-------------------------------------------------------------------------------------------------------------------------------
Steven M. Fetter               60,833       54,659         0              0                0                0           115,492
-------------------------------------------------------------------------------------------------------------------------------
Heinz K. Fridrich              21,667       16,794         0              0                0                0            38,461
-------------------------------------------------------------------------------------------------------------------------------
Edward F. X. Gallagher         52,500       54,659         0              0                0                0           107,159
-------------------------------------------------------------------------------------------------------------------------------
Stanley J. Grubel              60,000       54,659         0              0                0                0           114,659
-------------------------------------------------------------------------------------------------------------------------------
Manuel J. Iraola               48,333       50,224         0              0                0                0            98,557
-------------------------------------------------------------------------------------------------------------------------------
E. Michel Kruse                65,000       54,659         0              0                0                0           119,659
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey D. Tranen              52,500       54,659         0              0                0                0           107,159
-------------------------------------------------------------------------------------------------------------------------------
Ernest R. Verebelyi            35,833       37,895         0              0                0                0            73,728
-------------------------------------------------------------------------------------------------------------------------------

----------
(1) FEES EARNED OR PAID IN CASH. Amounts shown in this column include fees paid to the independent Directors for service on the Board under an annual retainer fee arrangement along with fees paid on an annual retainer basis for service in a leadership capacity related to the Board's activities. Independent Directors receive no other current period cash compensation for service on the Board.

(2) STOCK AWARDS. The "Stock Awards" column shows the aggregate dollar amount recognized for financial statement reporting purposes for the fiscal year ending December 31, 2006, with respect to phantom stock credited to the account of each Director under the Directors and Executives Deferred Compensation Plan. The phantom stock was credited in four equal installments to the account of each person serving as an independent Director at the time when the particular quarterly installment was credited. The dollar amount reported in the Stock Awards column was determined under FAS 123R using the fair market value of the Corporation's Common Stock on the date each credit was made. The amount reported in this column also equals the grant date fair value of the phantom stock awards under FAS 123R. For more information about these phantom stock credits, please refer to the narrative description of the Director compensation program that follows this table. The total number of phantom shares of the Corporation's Common Stock credited to the account of each Director under the Directors and Executives Deferred Compensation Plan as of December 31, 2006, is listed below:

                                                  THE TOTAL NUMBER OF PHANTOM
                                                SHARES CREDITED TO THE ACCOUNT
           NAME                                OF EACH DIRECTOR AS OF 12/31/2006
           ----                                ---------------------------------

           Margarita K. Dilley ...............               2,291
           Steven M. Fetter ..................               4,113
           Heinz K. Fridrich .................                   0
           Edward F. X. Gallagher ............               5,068
           Stanley J. Grubel .................               4,639
           Manuel J. Iraola ..................               1,065
           E. Michel Kruse ...................               3,973
           Jeffrey D. Tranen .................               3,410
           Ernest R. Verebelyi ...............                 784

(3) OPTION AWARDS. The Corporation did not recognize any amount for financial statement reporting purposes for the fiscal year ending December 31, 2006, with respect to outstanding Director stock options. The outstanding stock options held by our Directors are listed below. The stock options were granted with an exercise price equal to the fair market value of the underlying shares on the date of grant. The stock options were fully vested on the date of grant.

                                                                 # OF SHARES UNDERLYING STOCK      # OF SHARES UNDERLYING STOCK
      NAME                                                        OPTIONS GRANTED ON 1/1/2003       OPTIONS GRANTED ON 1/1/2001
      ----                                                        ---------------------------       ---------------------------
      Steven M. Fetter.....................................                   1,000                               N/A
      Edward F. X. Gallagher...............................                   1,000                             3,000
      Stanley J. Grubel....................................                   1,000                             3,000
      E. Michel Kruse......................................                   1,000                               N/A

      Exercise Price per Share:............................                  $48.62                            $44.06

DESCRIPTION OF DIRECTOR COMPENSATION PROGRAM

      The Corporation's Director compensation program is designed to enhance the Corporation's ability to attract and retain highly qualified Directors and to align their interests with the long-term interests of the Corporation's shareholders. The program consists of both a cash component, designed to compensate independent Directors for their service on the Board and its Committees, and an equity component, designed to align the interests of independent Directors and shareholders. Mr. Lant receives no compensation for his service on the Board.

      CASH COMPENSATION. During 2006, the basic annual retainer paid to independent Directors was $50,000 for the period January 1 through June 30, and $55,000 for the period July 1 through December 31. The cash retainer is paid quarterly in advance in four equal installments to each person serving as an independent Director at the time when the particular quarterly payment is made.

      Based on the above, the total basic annual retainer for 2006 amounted to $52,500 for each independent Director serving for the full year, including Margarita K. Dilley, Steven M. Fetter, Edward F. X. Gallagher, Stanley J. Grubel, E. Michel Kruse, and Jeffrey D. Tranen. Those independent Directors who did not serve for the entire year were paid amounts related to the basic annual retainer that was in effect during their term of service during the year on a pro-rata basis as measured from the initiation or termination of their service during the year as the case may be. Independent Directors who were paid less than the total annual retainer on this basis and the amounts that they were paid are included in column (b) above as follows: Heinz K. Fridrich ($16,667), Manuel
J. Iraola ($48,333), and Ernest R. Verebelyi ($35,833).

      Independent Directors who serve as a Committee Chair or as the Lead Independent Director of the Board receive an additional annual retainer. The capacities carrying the payment of an additional retainer along with the annual amount of such additional annual retainer during 2006 were as follows: Lead Independent Director ($7,500), Chair of the Audit Committee ($10,000), Chair of the Governance and Nominating Committee ($7,500), Chair of the Compensation Committee ($7,500), and Chair of the Strategy and Finance Committee ($7,500). Such additional retainers are generally paid quarterly, in advance, and are prorated based on the period of service of a Director during the year of a Director in any of those capacities. Amounts included in column (b) above for each of the Directors serving in any such capacity or capacities during 2006 are as follows:

      Margarita K. Dilley:............          Chair of the Audit Committee ($6,667)

      Steven M. Fetter................          Chair of the Audit Committee ($3,333)

                                                Chair of the Governance and Nominating Committee ($5,000)

      Heinz K. Fridrich...............          Lead Independent Director ($2,500)

                                                Chair of the Governance and Nominating Committee ($2,500)

      Stanley J. Grubel...............          Chair of the Compensation Committee ($7,500)

      E. Michel Kruse.................          Lead Independent Director ($5,000)

                                                Chair of the Strategy and Finance Committee ($7,500)

      EQUITY COMPENSATION. During 2006, the equity component of annual compensation for each independent Director was fixed at a number of phantom shares of the Corporation's Common Stock having an aggregate value approximately equal to an annual rate of $50,000 for the period January 1 through June 30 and an annual rate of $55,000 for the period July 1 through December 31. These shares are credited to each Director's account under the Directors and Executive Deferred Compensation Plan. The program requires this credit to remain invested in phantom shares until the termination of the Director's service on the Board and to be paid only in cash after termination of Board service. The number of phantom shares to be credited to each Director's account will be calculated on the basis of the closing price of the Corporation's Common Stock on the first Tuesday following the first Monday of January in each year (the number of phantom shares credited for the period July 1 through December 31 was based on the closing price of the Corporation's Common Stock on June 30, 2006). The phantom shares were credited in four equal installments to the account of each person serving as an independent Director at the time when the particular quarterly installment was credited.

      CHANGES TO DIRECTOR COMPENSATION PROGRAM. On May 25, 2006, after conducting its annual review of Director compensation, the Board of Directors approved an increase in the compensation paid to its independent Directors. The Board increased the compensation for independent Directors, effective July 1, 2006, from an annual cash retainer of $50,000 and $50,000 in phantom shares, to an annual cash retainer of $55,000 and $55,000 in phantom shares. The increases were made pro-rata for the remainder of 2006. The increase was based on recommendations from the Compensation Committee, which analyzed external benchmarking data provided by the Hay Group. The increase offers a compensation package that the Board believes is comparable with other relevant public companies and serves to align Director and shareholder interests.

      DIRECTORS AND EXECUTIVES DEFERRED COMPENSATION PLAN. An independent Director also may elect to defer payment of all or part of the cash compensation received as a Director under the Corporation's Directors and Executives Deferred Compensation Plan. If the Director so elects, any deferred cash compensation may be credited to a bookkeeping account of phantom shares, whose value is tied to the value of the Corporation's Common Stock, or to other investment options provided under the Directors and Executives Deferred Compensation Plan from time to time. Compensation deferred in accordance with the Directors and Executives Deferred Compensation Plan is paid to Directors (adjusted to reflect investment earnings and losses) at the time the Director ceases being a member of the Board of Directors, either in a lump sum or over a period of time depending on the circumstances of cessation and/or distribution elections.

                                  OTHER MATTERS

      The Board of Directors does not know of any matters to be brought before the Annual Meeting other than those referred to in the notice hereof. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the proxy in accordance with their judgment on such matters.

                                             By Order of the Board of Directors,

                                             Lincoln E. Bleveans
                                             CORPORATE SECRETARY

March 1, 2007

                         ROUTE TO CH ENERGY GROUP, INC.

                                 [MAP OMITTED]

                 FROM NEW YORK CITY AREA:
                 o   Taconic State parkway North to
                        Interstate 84 (I-84)
                 o   I-84 West to Exit 13 (Route 9)
                 o   Turn right off ramp onto Route 9 North
                 o   Route 9 approximately 12 miles to the
                        Academy Street / South Avenue Exit
                 o   Bear left at end of ramp and go
                        under overpass
                 o   Turn right into CH Energy Group, Inc.
                        entrance

                 FROM CONNECTICUT:
                 o   I-84 West to Exit 13 (Route 9)
                 o   Continue as above

                 FROM PENNSYLVANIA:
                 o   I-84 East to Exit 13 (Route 9)
                 o   Turn left off ramp onto Route 9 North
                 o   Continue as above

                 FROM NEW JERSEY AND UPSTATE NEW YORK:
                 o   New York State Thruway (I-87) to Exit 18 (New Paltz)
                 o   Turn right onto Route 299
                 o   Route 299 approximately 5 miles, turn
                        right onto Route 9W South
                 o   Route 9W approximately 2 miles, bear
                        right for FDR/Mid-Hudson Bridge
                 o   After crossing bridge take first right
                        (Route 9 South)
                 o   Bear right off exit ramp into CH Energy
                        Group, Inc. entrance

                                    |||||||||||||||||||||||||
   [Graphic Omitted
                                    ADMISSION TICKET
   CH ENERGY GROUP, INC.
                                    ||||||||||||||||||||||||||||||||| C123456789
--
-- MR A SAMPLE            000004    000000000.000000 ext  000000000.000000 ext
-- DESIGNATION (IF ANY)             000000000.000000 ext  000000000.000000 ext
-- ADD 1                            000000000.000000 ext  000000000.000000 ext
-- ADD 2
-- ADD 3                            ELECTRONIC VOTING INSTRUCTIONS
-- ADD 4
-- ADD 5                            YOU CAN VOTE BY INTERNET OR TELEPHONE!
-- ADD 6                            AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
--
--                                  Instead of mailing your proxy, you may
--   |||||||||||||||||||||||||      choose one of the two voting methods
--                                  outlined below to vote your proxy.

                                    VALIDATION DETAILS ARE LOCATED BELOW IN THE
                                    TITLE BAR.

                                    PROXIES SUBMITTED BY THE INTERNET OR
                                    TELEPHONE MUST BE RECEIVED BY 12:01 A.M.,
                                    CENTRAL TIME, ON APRIL 16, 2007

                                                 VOTE BY INTERNET

                              [graphic omitted]  o Log on to the Internet and go
                                                   to www.investorvote.com
                                                 o Follow the steps outlined on
                                                   the secured website.


                                                 VOTE BY TELEPHONE

                              [graphic omitted]  o Call toll free 1-800-652-VOTE
                                                   (8683) within the United
                                                   States, Canada & Puerto Rico
                                                   any time on a touch tone
                                                   telephone. There is NO CHARGE
                                                   to you for the call.

                                                 o Follow the instructions
                                                   provided by the recorded
                                                   message.
Using a black ink pen, mark your votes with an X
as shown in this example. Please do not write
outside the designated areas.   [X]

================================================================================
ANNUAL MEETING PROXY CARD             123456       C0123456789        12345
================================================================================

o IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
--------------------------------------------------------------------------------

[A] PROPOSALS - THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES
    LISTED AND FOR PROPOSALS 2 - 5.

1.  Election of Class I Directors 2010:   FOR   WITHHOLD        FOR   WITHHOLD

                                          [ ]     [ ]           [ ]      [ ]   +

    01 - Steven V. Lant                         02 - Jeffrey D. Tranen


[B] ISSUES

2. In their discretion, upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

MEETING ATTENDANCE

Mark the box to the right if you plan to   [ ]
attend the Annual Meeting.

ANNUAL REPORT
Mark the box to the right if you would
like to stop receiving an Annual Report.   [ ]

CHANGE OF ADDRESS - Please print new address below.            COMMENTS - Please print your comments below.
-----------------------------------------------------------    -----------------------------------------------------------

-----------------------------------------------------------    -----------------------------------------------------------
[C] AUTHORIZED SIGNATURES - THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE
    COUNTED. - DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) - Please print date below.                   Signature 1 - Please keep  signature within the box.
----------------------------------------------------------     -----------------------------------------------------------
                   /             /
                  /             /
----------------------------------------------------------     -----------------------------------------------------------

Signature 2 - Please keep signature within the box.
----------------------------------------------------------


----------------------------------------------------------
                                                               MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
[Graphic Omitted]                 C 1234567890J       JNT      140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                               MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
                                  1 U P X    0 1 1 9 3 0 1     MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND   +


                                ADMISSION TICKET

                         ANNUAL MEETING OF SHAREHOLDERS
                           April 24, 2007, 10:30 a.m.
                              CH ENERGY GROUP, INC.
                       284 South Avenue, Poughkeepsie, NY


--------------------------------------------------------------------------------
                                     AGENDA

                             - Election of Directors
--------------------------------------------------------------------------------



         IT IS IMPORTANT THAT ALL SHARES BE REPRESENTED AT THIS MEETING,
                WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON.
                    TO MAKE SURE ALL SHARES ARE REPRESENTED,
             WE URGE YOU TO COMPLETE AND MAIL THE PROXY CARD BELOW.


--------------------------------------------------------------------------------
                    If planning to attend the Annual Meeting,
              please mark the appropriate box on the reverse side.
               Present this Admission Ticket to the representative
                   at the entrance to the Annual Meeting room.
--------------------------------------------------------------------------------

o IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o

[Graphic Omitted]

CH ENERGY GROUP, INC.

--------------------------------------------------------------------------------
PROXY - CH ENERGY GROUP, INC.
--------------------------------------------------------------------------------

PROXY OF COMMON SHAREHOLDERS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints MARGARITA K. DILLEY, STEVEN M. FETTER, STANLEY
J. GRUBEL and E. MICHEL KRUSE, or any one or more of them, as proxy, with full power of substitution, to vote, as designated on the reverse hereof, all shares of Common Stock owned of record by the undersigned on March 1, 2007, at the Annual Meeting of Shareholders of CH Energy Group, Inc. to be held at the office of the Corporation, 284 South Avenue, in the City of Poughkeepsie, Dutchess County, New York, on April 24, 2007, or any adjournment thereof, upon all such matters as may properly come before the meeting, including the following proposal described in the Proxy Statement, dated March 1, 2007, a copy of which has been received by the undersigned.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED WITH REGARD TO ELECTION OF DIRECTORS. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES FOR ELECTION AS DIRECTORS.

You may vote the shares held in this account by telephone or electronically using the Internet. Voting by telephone or using the Internet will eliminate the need to mail voted proxy card(s) representing shares held in the account; therefore if voting using the Internet or by telephone, please do not mail your card. Both voting systems preserve the confidentiality of every vote and will confirm the voting instructions with you.You may also change selections on any or all of the proposals to be voted. To vote by telephone or using the Internet, please have this proxy card and your social security number available. Please follow the steps below.

As an added convenience, you may sign up to receive next year's annual report and proxy materials via the Internet. Next year when the materials are available, we will send you an e-mail with instructions which will enable you to review these materials on-line. To sign up for this optional service, visit www.copmutershare.com/us/ecomms.
--------------------------------